                                                                   Exhibit 10.24

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                       --------------------------------

                            NOTE EXCHANGE AGREEMENT

                       --------------------------------

                                     among

                                   DVI, INC.

                                      and

             The Noteholders Listed on the Signature Pages Hereto


                         ----------------------------

                          Dated as of August 1, 2001

                         ----------------------------



                               Up to $13,750,000

                9 1/8% Convertible Subordinated Notes Due 2004


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                               TABLE OF CONTENTS


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ARTICLE I      DEFINITIONS.........................................................................   1

ARTICLE II     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................   8

     Section 2.1    Organization; Good Standing....................................................   8
     Section 2.2    Corporate Power and Corporate Action...........................................   8
     Section 2.3    Enforceable Obligations........................................................   8
     Section 2.4    No Conflicts...................................................................   9
     Section 2.5    SEC Reports and Financial Statements...........................................   9
     Section 2.6    Full Disclosure................................................................  10
     Section 2.7    Capitalization.................................................................  10
     Section 2.8    Default........................................................................  10
     Section 2.9    Purchase Permitted by Applicable Laws..........................................  10
     Section 2.10   Compliance With Outstanding Debt Issues........................................  10
     Section 2.11   Absence of Certain Changes or Events...........................................  11
     Section 2.12   Licenses; Permits; Consents and Approvals......................................  11
     Section 2.13   Illegal Payments...............................................................  12
     Section 2.14   Registration Rights............................................................  12
     Section 2.15   Investment Company Status......................................................  12
     Section 2.16   Holding Company Status.........................................................  12
     Section 2.17   Exemption from Registration....................................................  12
     Section 2.19   Credit Agreement Representations and Warranties................................  12

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS...................................  13

     Section 3.1    Private Placement..............................................................  13
     Section 3.2    Transferees Bound..............................................................  13

ARTICLE IV     EXCHANGE AND ISSUANCE; REPAYMENT AND REDEMPTION.....................................  13

     Section 4.1    Exchange and Issuance of the New Subordinated Notes............................  13
     Section 4.2    Interest on the New Subordinated Notes.........................................  13
     Section 4.3    Default Interest...............................................................  13
     Section 4.4    Redemption Event...............................................................  14
     Section 4.5    Non-Cash Mergers or Consolidations.............................................  14
     Section 4.6    Final Interest Payment on Old Subordinated Notes...............................  15
ARTICLE V      CONVERSION..........................................................................  16
     Section 5.1    Conversion.....................................................................  16
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     Section 5.2    Exercise of Conversion Rights..................................................  16
     Section 5.3    Surrender of New Subordinated Notes; Delivery of Shares........................  16
     Section 5.4    Effective Date of Conversion...................................................  16
     Section 5.5    Fractional Shares..............................................................  17
     Section 5.6    Conversion Price...............................................................  17
     Section 5.7    Adjustment of Conversion Price.................................................  17
     Section 5.8    Notice of Certain Corporate Action.............................................  19
     Section 5.9    Company to Reserve Stock.......................................................  19
     Section 5.11   Taxes on Conversion............................................................  20
     Section 5.12   Reclassification, Consolidation, Merger or Sale................................  20

ARTICLE VI      COVENANTS OF THE COMPANY...........................................................  20

     Section 6.1    Notice of Default..............................................................  20
     Section 6.2    SEC Reports; Information.......................................................  20
     Section 6.3    Authorizations and Approvals...................................................  21
     Section 6.4    Limitation on Incurrence of Additional Debt by the Company and its
                    Subsidiaries...................................................................  21
     Section 6.5    Tangible Net Worth.............................................................  21
     Section 6.6    Limitation on Restricted Payments..............................................  21
     Section 6.7    Limitation on Restrictions on Distributions from Subsidiaries..................  21
     Section 6.8    Restriction on Issuance of Preferred Stock.....................................  22
     Section 6.9    Limitation on Sales of Assets and Subsidiary Stock.............................  22
     Section 6.10   Limitation on Transactions with Affiliates.....................................  22
     Section 6.11   Limitation on Issuance of Other Subordinated Debt..............................  23
     Section 6.12   Capitalization.................................................................  23
     Section 6.13   Payment of Principal and Interest..............................................  23
     Section 6.14   Notice.........................................................................  23
     Section 6.15   Inspection of Property.........................................................  23
     Section 6.16   Corporate Existence, Licenses and Permits; Maintenance of Properties...........  23
     Section 6.17   Taxes..........................................................................  23
     Section 6.18   Insurance......................................................................  23
     Section 6.19   Books and Accounts.............................................................  24
     Section 6.20   No "Prohibited Transaction"....................................................  24

ARTICLE VII    CLOSING; CONDITIONS OF THE NOTEHOLDERS' OBLIGATIONS.................................  24
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                                  (continued)

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     Section 7.1    Closing........................................................................  24
     Section 7.2    Conditions of the Noteholder's Obligations.....................................  24

SECTION 7.3    DOCUMENTS TO BE DELIVERED BY THE NOTEHOLDERS AT THE CLOSING.........................  26

ARTICLE VII    EVENTS OF DEFAULT OF NEW SUBORDINATED NOTES.........................................  27

     Section 8.1    Events of Default..............................................................  27
     Section 8.2    Acceleration...................................................................  28
     Section 8.3    Rights and Remedies Cumulative.................................................  28
     Section 8.4    Delay or Omission Not Waiver...................................................  29
     Section 8.5    Waiver of Stay or Extension Laws...............................................  29
     Section 8.6    Waiver of Past Defaults........................................................  29
     Section 8.7    Rights of Holders To Receive Payment...........................................  29

ARTICLE IX     RANKING AND SUBORDINATION OF NEW SUBORDINATED NOTES.................................  29

     Section 9.1    Ranking; Agreement To Subordinate..............................................  29
     Section 9.2    Liquidation, Dissolution, Bankruptcy...........................................  29
     Section 9.3    Default on Senior Debt.........................................................  30
     Section 9.4    Acceleration of Payment of New Subordinated Notes..............................  30
     Section 9.5    When Distribution Must Be Paid Over............................................  30
     Section 9.6    Subrogation....................................................................  31
     Section 9.7    Relative Rights................................................................  31
     Section 9.8    Subordination May Not Be Impaired by Company...................................  31
     Section 9.9    Distribution or Notice to Representative.......................................  31
     Section 9.10   Article IX Not To Prevent Events of Default or Limit Right To Accelerate.......  31
     Section 9.11   Reliance by Holders of Senior Debt on Subordination Provisions.................  31

ARTICLE X      CONSOLIDATION, MERGER AND SALE......................................................  32

ARTICLE XI     TRANSFER OF THE NEW SUBORDINATED NOTES..............................................  32

     Section 11.1   Transfer of the New Subordinated Notes.........................................  32
     Section 11.2   Registration of Transfer.......................................................  33
     Section 11.3   Register.......................................................................  33

ARTICLE XII    INDEMNITY...........................................................................  33

ARTICLE XIII   MISCELLANEOUS.......................................................................  34

     Section 13.1   Expenses: Documentary Taxes....................................................  34
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     Section 13.2   Notices........................................................................  35
     Section 13.3   Consent to Amendments and Waivers..............................................  35
     Section 13.4   Parties........................................................................  36
     Section 13.6   JURISDICTION AND VENUE.........................................................  36
     Section 13.7   Replacement New Subordinated Notes.............................................  37
     Section 13.8   Severability Clause............................................................  37
     Section 13.9   Representations, Warranties and Agreements To Survive Delivery.................  37
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

     NOTE EXCHANGE AGREEMENT dated as of August 1, 2001, among DVI, INC., a Delaware corporation (the "Company") and each of the persons whose signatures appear under the heading "Noteholders" on the signature pages hereto (each, a "Noteholder" and collectively, the "Noteholders").

     The Company proposes to issue up to an aggregate of $13,750,000 principal amount of 9 1/8% Convertible Subordinated Notes due 2004 (the "New Subordinated Notes") substantially in the form of Exhibit A hereto in exchange for up to an
                                     ---------
aggregate of $13,750,000 principal amount of 9 1/8% Convertible Subordinated Notes due 2002 (the "Old Subordinated Notes") issued pursuant to the Note Purchase Agreement dated as of June 21, 1994 among the Company and the purchasers listed on the signature pages thereto (the "Note Purchase Agreement"). The New Subordinated Notes will be convertible at the option of the holders thereof into shares (the "Conversion Shares") of Common Stock, par value $.005 per share, of the Company on the same terms and at the same conversion price of $10.60 per share (subject to adjustment) as the Old Subordinated Notes. The New Subordinated Notes will be issued to the Noteholders without being registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided in Section 4(2) thereof and Rule 506 thereunder.

     The Noteholders (including subsequent transferees) shall have registration rights as set forth in a registration rights agreement substantially in the form of Exhibit B hereto (the "Registration Rights Agreement"), for so long as the
   ---------
Conversion Shares are Registrable Securities (as defined in the Registration Rights Agreement).

     Any Old Subordinated Notes not exchanged by the holder thereof shall remain outstanding and shall continue to be governed by the Note Purchase Agreement and otherwise be unaffected by the terms of this Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article I of this Agreement. All Article and Section references contained in this Agreement shall refer to Articles and Sections of this Agreement unless otherwise specified.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants that are to be made and performed by the respective parties, it is hereby agreed as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     As used in this Agreement, the following terms shall have the meanings specified below:

     "Affiliate" of any person means (i) any person that, directly or indirectly, is in control of, is controlled by, or is under common control with such person or (ii) any person who is a director or officer (a) of such person,
(b) of any Subsidiary of such person or (c) of any person described in clause
(i) above. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Bank Debt" means any and all amounts payable under or in respect of the Credit Agreements, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or any Subsidiary whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

     "Bankruptcy Law" means Title 11, United States Code, or any similar federal
                                      ------------------
or state law for the relief of debtors.

     "Banks" mean the lenders specified from time to time in the Credit Agreements.

     "Business Day" means each day other than a Saturday, a Sunday or any other day on which banking institutions in the State of Pennsylvania (or such other location as the Company shall notify the Noteholders is its principal place of business) are authorized or obligated by law or executive order to be closed.

     "Capital Lease Obligations" of a person means any obligation that is required to be classified and accounted for as a capital lease on the balance sheet of such person prepared in accordance with GAAP; the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any preferred stock, of such corporation.

     "Closing" and "Closing Date" have the meanings specified in Section 7.1.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the common stock of the Company, par value $.005 per share.

     "Conversion Shares" has the meaning specified in the preamble.

     "Conversion Price" has the meaning specified in Section 5.6.

     "Credit Agreements" means all credit or loan agreements with a financial institution or other lender, whether now in effect or entered into after the date of this Agreement and any modifications, renewals, extensions or replacements of such agreements, including, without limitation, any increases in the principal amount or interest rates or other amounts relating thereto.

     "Current Market Price" means the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be
(i) the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed, (ii) if not listed as described in clause (i), the last reported sale price of the Common Stock on the NASDAQ Stock Market (the "NASDAQ Stock Market"), or any successor or similar system then in common use, if transactions in the Common Stock are so reported, or (iii) if neither of clauses (i) or (ii) is applicable, the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (iii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sales prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term "Trading Days" means (a) if the Common Stock is listed on a national securities exchange, days on which the principal such exchange on which the Common Stock is listed is open for trading of securities; or (b) if clause (a) does not apply and the Common Stock is then included in the NASDAQ Stock Market is quoted on the NASDAQ Stock Market or any successor or similar system, days on which trades may be made on such system; or
(c) if neither of clauses (a) or (b) is applicable, days on which quotations are reported by the National Quotation Bureau Incorporated.

     "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     "Debt" of any person means, without duplication, all (i) liabilities or obligations, direct and contingent, which liabilities or obligations would, in accordance with GAAP, be included in determining total liabilities as shown on the liability side of a balance sheet of such person at the date as of which Debt is to be determined, including, without limitation, (a) contingent liabilities which, in accordance with such principles, would be set forth in a specific dollar amount on the liability side of such balance sheet, and (b) Capitalized Lease Obligations of such person, (ii) liabilities or obligations of others for which such person is directly or indirectly liable, by way of Guarantee or otherwise whether or not such liabilities would, in accordance with GAAP, be included in determining total liabilities as shown on a balance sheet, including, without limitation, obligations in respect of interest rate exchange, swap, cap and other agreements or arrangements designed to provide protection against fluctuation in interest rates, (iii) liabilities or obligations secured by Liens on any assets of such person, whether or not such liabilities or obligations shall have been assumed by it, (iv) liabilities and obligations of such person, direct or contingent, with respect to letters of credit issued for the account of such person and bankers acceptances created for such person and
(v) any amendments, renewals, extensions, modifications, refundings or refinancings of any obligation or indebtedness described in clauses (i) through
(iv) above; provided, however, that (A) non-recourse Debt, (B) accrued operating
            --------  -------
expenses and (C) deferred taxes shall not be included in the computation of Debt for purposes of this Agreement.

     "Default" means any event that is, or after passage of time or the giving of notice (or both) would be, an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" means any event specified in Section 8.1, continued for the period of time, if any, and after the giving of the notice, if any, designated therein.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

     "Exchange Ratio" means the relationship expressed as a ratio of the number of shares of common stock of a surviving corporation to be received by the holders of Common Stock in exchange for each share of Common Stock pursuant to a type of merger or consolidation described in Section 4.5(a) hereof.

     "Extraordinary Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of shares of Capital Stock of a Subsidiary (other than qualifying director's shares), property or assets (but not the granting of a mortgage, security interest, lien or other similar right) (each referred to for the purposes of this definition as a "disposition") by the Company or any of its Subsidiaries the value of which disposition individually (or in the case of a series of related dispositions in the aggregate) exceeds $7,500,000 with the exception of the following transactions: (i) a disposition by a Subsidiary to the Company, (ii) a disposition by the Company or a Subsidiary (a) to a Wholly Owned Subsidiary of the Company or (b) in connection with the securitization, sale or other disposition of receivables as part of the financing business of the Company or its Subsidiaries, (iii) a disposition of (A) property or assets, including obsolete assets or property, in the ordinary course of business, (B) Capital Stock of any person (other than a Subsidiary of the Company) acquired by the Company in the ordinary course of business or (C) discontinued operations identified as such in the Company's financial statements or (iv) any other disposition or planned disposition by the Company or a Subsidiary that has been publicly announced prior to the date of this Agreement.

     "GAAP" means United States generally accepted accounting principles as of the date of this Agreement consistently applied and in accordance with past practices.

     "Governmental Authority" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or other court or arbitrator, in each case whether of the United States or a foreign jurisdiction.

     "Guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Debt or other obligation of any other person and any obligation, direct or indirect, contingent or otherwise of such person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include
          --------  -------
endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Holder" means each person in whose name a New Subordinated Note is registered on the Register.

     "Indemnified Persons" has the meaning specified in Article XII.

     "Insider" means any registered or beneficial owner of 5% or more of Capital Stock of the Company, any director or officer of the Company, and any Affiliate, Associate or Relative of any of the foregoing persons. For the purposes of this definition, the terms "Affiliate" and "Associate" shall have the meanings ascribed to them in the Securities Act, and a "Relative" of a person shall mean such person's spouse, parents, sisters, brothers, children and spouses of the foregoing, and any member of the immediate household of such person.

     "Intangibles" means good will and other items shown as intangible on the Company's consolidated balance sheet, including, without limitation, deferred costs of securitizations.

     "Interest Period" with respect to a New Subordinated Note means the period commencing on the last day of the preceding Interest Period for such note (or, if there is no preceding Interest Period, commencing on the Closing Date for such note) and ending on the numerically corresponding day (or, if there is no numerically corresponding day, the last day) in the third succeeding calendar month; provided, however, that (i) if an Interest Period would end on a day that
       --------  -------
is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, (ii) interest shall accrue from and including the first day of any Interest Period to but excluding the last day of such Interest Period and (iii) the last Interest Period shall end on the date of Maturity of such note.

     "IRS" means the Internal Revenue Service.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of any financing statement under the Uniform Commercial Code in any jurisdiction in connection with the creation of a security interest).

     "Litigation" shall have the meaning specified in Section 7.2(b).

     "Material Adverse Effect" means a material adverse effect upon (i) the validity or enforceability of this Agreement, the Registration Rights Agreement or the New Subordinated Notes, (ii) the financial condition, business, operations or property of the Company and its Subsidiaries (other than DVI Financial Services, Inc.) taken as a whole, (iii) the financial condition, business operations, property or prospects of DVI Financial Services, Inc. or
(iv) the ability of the Company to fulfill its obligations under this Agreement, the New Subordinated Notes or the Registration Rights Agreement.

     "Maturity" when used with respect to any New Subordinated Note, means the date on which the principal of such note becomes due and payable, whether on a Redemption Date, at the stated maturity, extended maturity, by declaration of acceleration, call for redemption or otherwise.

     "NASDAQ" and "NASDAQ System" have the meanings specified in the definition of Current Market Price.

     "New Subordinated Notes" has the meaning specified in the preamble. The term "New Subordinated Note" or "New Subordinated Notes" as used herein shall include each note delivered pursuant to any provision of this Agreement and each note delivered in substitution or exchanged for any such note, in any case which is at the time outstanding.

     "Note Purchase Agreement" has the meaning specified in the preamble.

     "Officer" of any corporation means the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer and any Executive Vice President (regardless of designation) of such corporation.

     "Officer's Certificate" means a certificate signed in the name of the Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer.

     "Old Subordinated Notes" has the meaning specified in the preamble.

     "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

     "Noteholder" or "Noteholders" has the meaning specified in the preamble.

     "Redemption Date" has the meaning specified in Section 4.4.

     "Redemption Event" means (i) the sale of all or substantially all of the Company's assets to a person or any group (as defined in clause (iii) of this definition) of persons in a single transaction or a series of transactions, (ii) the consummation of any consolidation or merger involving the Company pursuant to which (a) the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary in which all of the Common Stock outstanding immediately prior to the effectiveness thereof is changed into or exchanged for the same consideration) or (b) the Common Stock is converted into cash, securities and other property, except, in the case of each of the immediately preceding clauses (a) and (b), a consolidation or merger involving the Company pursuant to which the holders of the issued and outstanding Common Stock immediately prior to such transaction own or control, directly or indirectly, a majority of the common stock of the continuing or surviving corporation immediately following such consolidation or merger, or
(iii) any person or any persons acting together which would constitute a "group" for the purposes of Section 13(d) of the Exchange Act, together with any affiliates thereof, shall beneficially own (as defined in Rule 13d-3 of the Exchange Act) or control, directly or indirectly, at least 50% of the total Voting Power of all classes of Capital Stock entitled to vote generally in the election of directors of the Company.

     "Register" means the register maintained pursuant to Section 11.3.

     "Registration Rights Agreement" has the meaning specified in the preamble.

     "Representative" means (i) the trustee, agent or representative (if any) for an issue of Senior Debt and (ii) the agent or representative (if any) under each Credit Agreement or any successor agent under such Credit Agreement.

     "Restricted Payment" means (i) the payment of any dividend or distribution on any class of Capital Stock, other than a dividend or distribution payable solely in shares of any class of Capital Stock or dividend paid to the Company or a Subsidiary by any Subsidiary, (ii) the repurchase, redemption or reduction of shares of Capital Stock or any warrants, rights or options to purchase or acquire any Capital Stock, other than in exchange for or out of proceeds from the substantially concurrent sale of other shares of Capital Stock, (iii) the prepayment, purchase or redemption of any subordinated indebtedness (other than the Old Subordinated Notes and the New Subordinated Notes), (iv) the payment of any amounts in respect of any partnership or similar interest or in respect of any contractual or other claim (whether arising by joint venture agreement or otherwise) if the rights of the holder of such interest or claim are junior to those of general creditors (other than payments required to be made to persons other than Affiliates of the Company pursuant to an arm's-length contractual arrangement), or (v) the setting aside of funds for any of the foregoing purposes.

     "SEC" means the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act or the Exchange Act.

     "SEC Filings" has the meaning specified in Section 2.5.

     "Securities Act" means the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the SEC thereunder all as of the same may be in effect at the time.

     "Senior Debt" means the principal of, premium, if any, and interest on and other amounts due on any Debt of the Company or any Subsidiary, including Bank Debt, in each case whether outstanding on the date of execution of this Agreement or thereafter issued, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are not superior in right of payment to the New Subordinated Notes; provided, however, that Senior Debt
--------  -------
shall not include (i) any obligation of the Company to any Affiliate, (ii) any liability for federal, state, local or other Taxes owed or owing by the Company,
(iii) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (iv) any Debt, Guarantee or obligation of the Company which is subordinate or junior in any respect to any other Debt, Guarantee or obligation of the Company, including any Senior Subordinated Debt and any Subordinated Obligations, (v) any obligations with respect to any Capital Stock or (vi) any Debt incurred in violation of this Agreement.

     "Senior Subordinated Debt" means the Old Subordinated Notes, the New Subordinated Notes and any other Debt of the Company that specifically provides that such Debt is to rank pari passu with the New Subordinated Notes and is not
                          ---- -----
subordinated by its terms to any Debt or other obligation of the Company which is not Senior Debt.

     "Subordinated Obligation" means any Debt of the Company (whether outstanding on the date of execution of this Agreement or thereafter incurred) which is subordinate or junior in right of payment to the New Subordinated Notes pursuant to a written agreement.

     "Subsidiary" of any person (a "Parent") means any corporation or other entity at least a majority of the outstanding Voting Power of which is at the time owned or controlled directly or indirectly by the Parent, or one or more Subsidiaries or by the Parent and one or more Subsidiaries. Unless the context otherwise requires, all references to a Subsidiary or Subsidiaries shall refer to those of the Company.

     "Tangible Net Worth" means the sum of additional capital, retained earnings, earned surplus and Capital Stock, minus, deferred charges, Intangibles and treasury stock all as determined in accordance with GAAP.

     "Tax" or "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to Tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

     "Total Interest Expense" means with respect to any period for which a determination thereof is to be made, on a consolidated basis, the aggregate amount of all interest accrued (whether or not paid) on (i) all recourse Debt,
(ii) the Old Subordinated Notes and (iii) the New Subordinated Notes, in each case together with amortization of deferred loan expenses.

     "Trading Day" has the meaning specified in the definition of Current Market Price.

     "Voting Power" means voting securities or other voting interests ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or persons performing substantially equivalent tasks and responsibilities.

     "Warrant" or "Warrants" has the meaning specified in Section 4.5.

     "Warrant Agreement" means the warrant agreement to be delivered pursuant to
Section 4.5 substantially in the form attached hereto as Exhibit C.
                                                         ---------

     "Warrant Registration Rights Agreement" means the registration rights agreement to be delivered pursuant to Section 4.5 substantially in the form attached hereto as Exhibit D.
                   ---------

     "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

     In this Agreement the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments shall be deemed to include all amendments thereto or changes therein entered into in accordance with their respective terms but only to the extent to which such amendments or changes are not prohibited by the terms of this Agreement; references to persons include their permitted successors and assigns; "including" means including, without limitation; "or" is not exclusive; "day" means a calendar day unless otherwise specified; and an accounting term not otherwise defined has the meaning assigned to it, and all determinations involving any such term required to be made herein shall be made, in accordance with GAAP.

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As of the date hereof, the Company represents and warrants to each of the Noteholders as follows:

     Section 2.1    Organization; Good Standing. Each of the Company and its
                    ---------------------------
Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of organization, with full corporate power and authority to own its properties and conduct its business; and each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

     Section 2.2    Corporate Power and Corporate Action. The Company has the
                    ------------------------------------
corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to issue and deliver the New Subordinated Notes to the Noteholders in exchange for their Old Subordinated Notes being exchanged. The execution, delivery and performance of this Agreement, including the issuance and delivery of the New Subordinated Notes and the Registration Rights Agreement have been duly authorized by all requisite corporate action on the part of the Company.

     Section 2.3    Enforceable Obligations. This Agreement has been duly
                    -----------------------
executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity). The New Subordinated Notes have been duly authorized and, when executed and delivered pursuant to the terms of this Agreement, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity). The Registration Rights Agreement has been duly authorized, executed and delivered and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity).

     Section 2.4    No Conflicts.  Except as set forth in Schedule 2.4, none of
                    ------------
the execution and delivery of this Agreement, the Registration Rights Agreement, the New Subordinated Notes, the consummation of any of the transactions contemplated hereby or thereby (subject to obtaining the approvals referred to in the second succeeding sentence) or compliance with the terms and provisions hereof or thereof (i) conflicts or will conflict with or constitutes or will constitute a breach of or a default under the articles of incorporation, by-laws, or other organizational documents (each as amended through the date hereof), of the Company or any Subsidiary, (ii) violates any law or regulation or any order, judgment, injunction or decree of any court or Governmental Authority applicable to the Company or any Subsidiary or any of their assets or properties, (iii) conflicts with or would result in the breach of, or constitutes or would constitute a default under, any note, bond, contract, lease, sublease, indenture, loan agreement (including the Credit Agreements), mortgage, deed of trust, license, permit, franchise or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or (iv) will result in the creation or imposition of a Lien upon any property or assets of the Company or any Subsidiary pursuant to the terms of any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or to which any of their properties or assets are subject except, in each case, where such violation, conflict, breach or default would not have a Material Adverse Effect. No consent, approval, authorization or other action by, or filing with, any governmental authority or other person is required in connection with the execution, delivery and performance of this Agreement, the New Subordinated Notes or the Registration Rights Agreement by the Company. The Company has no reason to believe that any additional consents and approvals required in connection with the consummation of the transactions contemplated herein will not be obtained when required except where the failure to obtain any such consents and approvals would not have a Material Adverse Effect.

     Section 2.5    SEC Reports and Financial Statements.
                    ------------------------------------

          (a) The Company has previously delivered to the Noteholder true and complete copies as filed with the SEC of its (i) Annual Report on Form l0-K for the fiscal year ended June 30, 2000, (ii) Quarterly Reports on Form 10-Q for the three months ended September 30, 2000, the six months ended December 31, 2000 and the nine months ended March 31, 2001, (iii) Proxy Statement relating to the Annual Meeting of Stockholders held on November 29, 2000, (iv) 2000 Annual Report to Stockholders and (v) all other reports (including current reports on Form 8-K), statements and registration statements filed by it with the SEC since June 30, 2000 (the items specified in subclauses (i) through (v) being referred to collectively as, the "SEC Filings"). As of their respective dates, the SEC Filings did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the notes and schedules thereto) of the Company included in the SEC Filings present fairly the financial condition, results of operations and changes in financial position of the Company and its Subsidiaries on a consolidated basis as of the dates or for the periods indicated therein in conformity with GAAP (except as otherwise indicated in such financial statements or the notes thereto), subject, in the case of unaudited interim financial statements, to year-end adjustments consisting only of normal recurring accruals and to footnotes included in such interim financial statements which do not comply with GAAP.

          (b) Neither the Company nor any of its Subsidiaries has any material liability or obligation, fixed or contingent, which is not reflected or reserved against in the balance sheet included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 or otherwise set forth in the notes thereto, and subsequent to March 31, 2001, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations which are material either individually or in the aggregate other than in the ordinary course of business, except for its obligations under this Agreement.

     Section 2.6    Full Disclosure.  There is no material fact, circumstance or
                    ---------------
event known to any Officer of the Company with respect to the Company or any of its Subsidiaries that has had or may reasonably be expected to have a material adverse effect on the consolidated financial condition of the Company that the Company has not disclosed in writing to the Noteholder. No information, report, financial statement or certificate delivered to any Noteholder in connection with this Agreement or the New Subordinated Notes relating to historical events or conditions contained any untrue statement of a material fact or omitted to state a material fact necessary to make such statements not misleading as of the respective dates thereof and the Company has disclosed to any Noteholder any subsequent changes or events that would cause such information, report, financial statement or certificate to contain any untrue statement of a material fact or omit to state a material fact necessary to make such statements not misleading as of the date hereof. The information, reports, financial statements or certificates delivered to the Noteholders in connection with this Agreement or the New Subordinated Notes relating to the forecast of future events or conditions represented, at the time of delivery, the Company's best estimate of such future events or conditions. Such estimates and assumptions were fair in the light of business conditions existing at the time of such delivery of such projections and forecasts; and any such financial projections and forecasts, if prepared as of the date of this Agreement, would contain estimates of the Company's future financial performance that would not materially adversely differ from the estimates contained in the financial projections and forecasts heretofore delivered by the Company. It is understood that all of the estimates and assumptions on which such projections and forecasts are based may not prove to be correct and that actual future financial performance may vary from that projected. As used in this Section, a "material fact" means a fact that there is a substantial likelihood a Noteholder would consider important in deciding whether to exchange its Old Subordinated Notes for the New Subordinated Notes. Notwithstanding the foregoing, this representation shall not be deemed to have been breached to the extent that any untrue statement or alleged untrue statement or omission or alleged omission contained in any information, report, financial statement or certificate delivered to the Noteholders is corrected in any updated, amended or supplemented information, report, financial statement or certificate subsequently delivered to the Noteholders in writing prior to the date hereof.

     Section 2.7    Capitalization  As of the date hereof, the authorized,
                    --------------
issued and outstanding capital stock of the Company is as set forth on Schedule 2.7.

     Section 2.8    Default. No event has occurred and is continuing that
                    -------
constitutes a Default.

     Section 2.9    Purchase Permitted by Applicable Laws.  The issuance of the
                    -------------------------------------
New Subordinated Notes to be issued to the Noteholders in exchange for the Old Subordinated Notes on the terms and conditions contained in this Agreement shall not violate any applicable law or governmental regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System). Neither the Company nor any of its Subsidiaries owns, nor has any present intention of acquiring, any "margin security" within the meaning of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System.

     Section 2.10   Compliance With Outstanding Debt Issues.  On or prior to the
                    ---------------------------------------
Closing Date, the Company shall have delivered to the Noteholders such evidence as the Noteholders or counsel to the Noteholders may reasonably request showing that the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and the issuance of the New Subordinated Notes will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, or otherwise violate, any instrument evidencing any indebtedness of the Company or any of its Subsidiaries or any agreement relating thereto.

     Section 2.11   Absence of Certain Changes or Events.  Except as disclosed
                    ------------------------------------
in the SEC Filings or in Schedule 2.11, since March 31, 2001, there has not been:

          (a) Any change in the assets, liabilities, financial condition or operations of the Company and its Subsidiaries from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, except for changes in the ordinary course of business which have not had, individually or in the aggregate, a Material Adverse Effect;

          (b) Any change (individually or in the aggregate), except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (c) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company or any of its Subsidiaries;

          (d) Any waiver or compromise by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it other than in the ordinary course of business consistent with past practices;

          (e) Any loans made by the Company or any of its Subsidiaries to its employees, officers or directors of more than $60,000 in the aggregate to any one person or of more than $300,000 in the aggregate to all such persons, other than travel advances made in the ordinary course of business;

          (f) Any increases in the compensation of any of the Company's or any of its Subsidiaries' employees, officers or directors other than ordinary, scheduled merit increases;

          (g) Any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

          (h) Other than pursuant to existing options, warrants and other convertible securities issued or to be issued by the Company prior to the Closing Date pursuant to existing employee benefit plans or arrangements of the Company and this Agreement, any issuance or sale by the Company of shares of its Common Stock or other securities;

          (i) any change in the Capital Stock, or material increase in short term debt or long term debt of the Company or any of its Subsidiaries, except with respect to such increases made in the ordinary course of business; or

          (j) any development or event or series of developments or events that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     Section 2.12   Licenses; Permits; Consents and Approvals.  The Company and
                    -----------------------------------------
each of its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, permits, authorizations, consents and approvals from other persons, in order to conduct its respective business, except for licenses, permits, authorizations, consents, approvals and/or filings the absence of which, individually or in the aggregate, do not have a Material Adverse Effect; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, permits, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which would reasonably be expected to have a Material Adverse Effect.

     Section 2.13   Illegal Payments.  To the Company's knowledge, neither the
                    ----------------
Company nor any Subsidiary nor any of their respective employees or agents has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation of any Governmental Authority.

     Section 2.14   Registration Rights.  Except as set forth in the SEC Filings
                    -------------------
and for those rights granted by the Registration Rights Agreement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement.

     Section 2.15   Investment Company Status.  Neither the Company nor any of
                    -------------------------
its Subsidiaries is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     Section 2.16   Holding Company Status.  Neither the Company nor any of its
                    ----------------------
Subsidiaries is a "holding company", or a subsidiary or affiliate of a "holding company," or a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended.

     Section 2.17   Exemption from Registration.  The issuance of the New
                    ---------------------------
Subordinated Notes pursuant to this Agreement is exempt from the registration requirements of the Securities Act. No form of general solicitation or general advertising was used by the Company in connection with the offer of the New Subordinated Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the New Subordinated Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that neither it, nor anyone acting on its behalf, will offer the New Subordinated Notes so as to bring the issuance of the New Subordinated Notes within the provisions of Section 5 of the Securities Act.

     Section 2.18   Brokers; etc.  The Company has not dealt with any broker,
                    ------------
finder, commission agent or other person in connection with the issuance of the New Subordinated Notes and the transactions contemplated by this Agreement and the Company is not under any obligation to pay any broker's fee or commission in connection with such transactions.

     Section 2.19   Credit Agreement Representations and Warranties.  Except as
                    -----------------------------------------------
set forth in Schedule 2.19 and except for breaches of representations and warranties that have been waived in writing, the representations and warranties set forth in the Credit Agreements, and the representations and warranties made in connection with any amendments and supplements thereto were true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date, other than such representations and warranties as were made specifically as of another date.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS
               -------------------------------------------------

     As of the date hereof, each Noteholder severally (but not jointly) represents and warrants to the Company as follows:

     Section 3.1    Private Placement.  Each Noteholder understands and
                    -----------------
acknowledges that the Company has informed such Noteholder that:

          (a) the New Subordinated Notes have not been registered under the Securities Act and the New Subordinated Notes, any securities into which the New Subordinated Notes are converted or any securities issued upon redemption of the New Subordinated Notes must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement;

          (b) the offering and issuance of the New Subordinated Notes is intended to be exempt from registration under the Securities Act by virtue of the provisions of Section 4(2) of the Securities Act and Rule 506 thereunder;

          (c) there is no existing public or other market for the New Subordinated Notes and there can be no assurance that any Noteholder will be able to sell or dispose of the New Subordinated Notes.

     Section 3.2    Transferees Bound.  Each Noteholder understands and
                    -----------------
acknowledges with the Company that the Company will not issue or transfer any New Subordinated Notes, any securities into which the New Subordinated Notes are converted or any securities issued upon redemption of the New Subordinated Notes unless the person to whom they are being issued or transferred shall first state in a writing deposited with the Secretary of the Company the provisions of
Section 3.1 hereof.

                                  ARTICLE IV

                EXCHANGE AND ISSUANCE; REPAYMENT AND REDEMPTION
                -----------------------------------------------

     Section 4.1    Exchange and Issuance of the New Subordinated Notes. At the
                    ---------------------------------------------------
Closing on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company will issue to each Noteholder the principal amount of New Subordinated Notes set forth opposite such Noteholder's name on Schedule 1 attached hereto in exchange for
                                   ----------
the delivery by such Noteholder, and the cancellation by the Company of, the same principal amount of Old Subordinated Notes. Any holder of Old Subordinated Notes desiring to exchange its Old Subordinated Notes for New Subordinated Notes must elect to exchange, and deliver to the Company for cancellation on or prior to the Closing Date, all Old Subordinated Notes held by such holder. No partial exchanges will be accepted.

     Section 4.2    Interest on the New Subordinated Notes.  Subject to
                    --------------------------------------
applicable law, interest on each New Subordinated Note shall accrue at a rate per annum equal to 9 1/8% based on a 360 day year. Interest on each New Subordinated Note will be payable on the last day of each Interest Period with respect to such note and at Maturity.

     Section 4.3    Default Interest.  If the Company shall default in the
                    ----------------
payment of the principal of or interest on any New Subordinated Note, the Company shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to the date of actual payment (after as well as before judgment) at a rate per annum equal to 200 basis points plus the rate which would otherwise be payable under Section
4.2 during the applicable period.

     Section 4.4    Redemption Event. (a)  Upon the occurrence of a Redemption
                    ----------------
Event each Holder shall have the right to require that the Company repurchase all or any portion of such Holder's New Subordinated Notes (equal to $1,000 or any integral multiple thereof) at a repurchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (the "Redemption Date"), in accordance with Section 4.4(b). Prior to the mailing of the notice to Holders provided for in Section 4.4(b) below but in any event within five days following any Redemption Event, the Company covenants to (i) repay in full all Debt under the Credit Agreements or to offer to repay in full all such Debt and to repay the Debt of each lender who has accepted such offer or (ii) obtain the requisite consent under the Credit Agreements to permit the repurchase of the New Subordinated Notes as provided for below. The Company shall first comply with the covenant in the preceding sentence before it shall be required to repurchase New Subordinated Notes pursuant to this Section 4.4; provided, however, that the Company's failure to comply with the preceding sentence may constitute a Default under Section 8.1(d).

          (b) Within five days following any Redemption Event, the Company shall mail a notice to each Holder stating:

              (i) that a Redemption Event has occurred and that such Holder has the right to require the Company to redeem such Holder's New Subordinated Notes at a repurchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase;

              (ii) the circumstance and relevant facts regarding such Redemption Event;

              (iii) the Redemption Date (which shall be no earlier than five days nor later than ten days from the date such notice is mailed); and

              (iv) the instructions determined by the Company consistent with this Section, that a Holder must follow in order to have its New Subordinated Notes repurchased.

          (c) Holders electing to have a New Subordinated Note or New Subordinated Notes repurchased will be required to surrender such New Subordinated Note or New Subordinated Notes, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Redemption Date. Holders will be entitled to withdraw their election if the Company receives not later than three Business Days prior to the Redemption Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the New Subordinated Note which was delivered for redemption by the Holder and a statement that such Holder is withdrawing his election to have such New Subordinated Note redeemed.

          (d) On the Redemption Date, all New Subordinated Notes redeemed by the Company under this Section shall be delivered to the Company for cancellation, and the Company shall pay the redemption price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

     Section 4.5    Non-Cash Mergers or Consolidations.  (a)  In addition to,
                    ----------------------------------
and not in limitation of, the rights of the Holders pursuant to Section 4.4 above, upon the occurrence of a merger or consolidation which constitutes a Redemption Event and pursuant to which the holders of Common Stock receive non-cash consideration, Holders who exercise their rights pursuant to Section 4.4 shall also receive detachable warrants (the "Warrants") issued by the surviving corporation pursuant to a Warrant Agreement substantially in the form attached hereto as Exhibit C to
                                                               ---------
purchase that number of shares of common stock of the surviving corporation equal to the product of (i) the outstanding principal amount of the New Subordinated Notes (rounded to the nearest $1000 dollar increment) divided by $1000 and then multiplied by 94.34 and (ii) the Exchange Ratio. The exercise price of the Warrants shall be equal to the quotient of (x) $10.60 (as adjusted to the date of the consummation of the merger or consolidation pursuant to
Article V hereof) and (y) the Exchange Ratio, subject to further adjustment in accordance with the terms of the Warrant Agreement. The term of the Warrants shall be equal to the remaining term of the New Subordinated Notes immediately prior to the consummation of the merger or consolidation giving rise to the rights of the Holders under this Section 4.5. Holders of the Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement substantially in the form attached hereto as Exhibit D.
                                             ---------

          (b) Upon the occurrence of a Redemption Event described in Section 4.5(a), the Company shall supplement the notice to be provided to Holders under
Section 4.4(b) above, to include the following additional information:

              (i) that the Redemption Event which has occurred entitles the Holders to receive Warrants pursuant to Section 4.5(a) of this Agreement;

              (ii) the number of Warrants to which each Holder is entitled per $1000 of face amount of New Subordinated Notes outstanding;

              (iii) the then current exercise price of the Warrants per share of common stock of the surviving corporation; and

              (iv)   instructions determined by the Company consistent with
     Section 4.5 hereof, that a Holder must follow in order to receive the Warrants to which the Holder is entitled, the Warrant Agreement and the Warrant Registration Rights Agreement.

          (c) Holders electing to receive the Warrants pursuant to Section 4.5(a) hereof must comply with the requirements of Section 4.4 with respect to the redemption of their New Subordinated Notes, and such Holders shall receive the Warrants, Warrant Agreements and Warrant Registration Rights Agreements concurrently with their receipt of the redemption price pursuant to Section 4.4(d) against surrender to the Company of the New Subordinated Notes to be redeemed.

          (d) In the event that the consideration for a merger or consolidation which constitutes a Redemption Event is a combination of cash and non-cash consideration, then the percentage of the aggregate dollar amount of outstanding principal and accrued interest on the New Subordinated Notes for which Holders may receive Warrants pursuant to Section 4.5(a) shall be equal to that percentage of the total merger or consolidation consideration to be received by holders of the common stock represented by the non-cash portion of such consideration.

     Section 4.6    Final Interest Payment on Old Subordinated Notes.
                    ------------------------------------------------
Notwithstanding anything to the contrary contained in the Note Purchase Agreement, the last Interest Period (as defined in the Note Purchase Agreement) for all Old Subordinated Notes being exchanged for New Subordinated Notes pursuant to this Agreement shall end on the day immediately preceding the Closing Date and as of such date no further interest shall accrue on such Old Subordinated Notes. All accrued and unpaid interest on the Old Subordinated Notes to be exchanged pursuant to this Agreement shall be treated as having accrued on the New Subordinated Notes and will be added to the first interest payment on the New Subordinated Notes.

                                   ARTICLE V

                                  CONVERSION
                                  ----------

     Section 5.1    Conversion.  Subject to and upon compliance with the
                    ----------
provisions of this Article V and subject to Section 4.4 hereof, the Holder of any New Subordinated Notes shall have the right, at its option, at any time, to convert any New Subordinated Note or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 into fully paid and nonassessable shares of Common Stock at the conversion price of $10.60 per share of Common Stock subject to adjustment as set forth below, by surrendering the New Subordinated Notes to be converted, in the manner provided in Section 5.2.

     Section 5.2    Exercise of Conversion Rights.  In order to exercise the
                    -----------------------------
conversion privilege, the Holder of the New Subordinated Notes to be converted shall surrender the New Subordinated Notes to the conversion agent designated for such purpose by written notice to the Holders of such New Subordinated Notes by the Company (which may be the Company itself), with the Notice of Election to Convert in the form included in Exhibit E hereto, duly completed and signed, at
                                ---------
the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the surrendered New Subordinated Notes are registered, each New Subordinated Note surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or its duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the Company.

     Section 5.3    Surrender of New Subordinated Notes; Delivery of Shares.  As
                    -------------------------------------------------------
promptly as practicable after the surrender by a Holder of the New Subordinated Notes in accordance with this Section 5.3, and in any event within three Trading Days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the Holder, or on its written order, (a) a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those New Subordinated Notes in accordance with the provisions of this Article V, (b) the amount of cash required to be paid for any fractional interest in respect of a share of Common Stock or other security arising upon the conversion as provided in Section 5.5 and (c) subject to the provisions of Article IX hereof, cash in the amount of all accrued and unpaid interest on the New Subordinated Notes surrendered up to and including the date conversion shall have been deemed to be effective pursuant to Section 5.4.

     Section 5.4    Effective Date of Conversion.  Each conversion shall be
                    ----------------------------
deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in Section 5.2 above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Price (as hereinafter defined) in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer hooks are open, but such conversion shall be at the Conversion Price in effect on the date upon which all of the conditions specified in Section 5.2 shall have been satisfied. All shares of Common Stock delivered upon conversion of the New Subordinated Notes will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of the New Subordinated Notes to be converted, such New Subordinated Notes shall no longer be deemed to be outstanding and all rights of a Holder with respect to the New Subordinated Notes surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided. In the event of any New Subordinated Note which is converted in part only, upon such conversion the conversion agent shall execute and deliver to or on the order of the Holder thereof, at the expense of the Company, a replacement New Subordinated Note or New Subordinated Notes of authorized denomination in principal amounts equal to the unconverted portion of such New Subordinated Note.

     Section 5.5    Fractional Shares.  No fractional shares or securities
                    -----------------
representing fractional shares of Common Stock shall be issued upon conversion of New Subordinated Notes. Any fractional interest in a share of Common Stock resulting from conversion of a New Subordinated Note shall, subject to the provisions of Article IX, be paid in cash (computed to the nearest cent) based on the Current Market Price of the Common Stock on the Trading Day next preceding the day of conversion.

     Section 5.6    Conversion Price.  For purposes of this Article V, the
                    ----------------
Conversion Price shall be $10.60 in principal amount of the New Subordinated Notes per share of Common Stock subject in each case to adjustment as provided below.

     Section 5.7    Adjustment of Conversion Price.  (a)  In case the Company
                    ------------------------------
shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such event shall be adjusted so that the Holder of any New Subordinated Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which it would have owned or have been entitled to receive after the happening of such event had the New Subordinated Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section 5.7(a) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in
Section 5.7(f), and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

          (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this Section 5.7(b) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in Section 5.7(f) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

          (c) In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in Section 5.7(b)) then, in each such case, the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in Section 5.7(f), after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

          (d) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this Section 5.7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustments shall be required and made in accordance with the provisions of this Article V (other than this Section 5.7(d)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this Article V shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

          (e) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers' certificate setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment if such adjustment has been made in good faith. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Price to the Holder of each New Subordinated Note at its last address as shown on the Register.

          (f) In any case in which this Section 5.7 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the Holder of any New Subordinated Note after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to
Section 5.5 above.

          (g) In addition to the adjustments set forth in subsections (a), (b) and (c) above, the Company will be permitted to make such reductions in the Conversion Price as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

          (h) Notwithstanding the foregoing, the provisions of this Section 5.7 shall not apply to (i) any offering of Capital Stock of the Company in an underwritten public offering pursuant to a firm commitment (as opposed to best efforts) from the underwriter, (ii) any issuance of shares of Capital Stock of the Company under any bona fide compensation program for the benefit of the employees, officers, directors or consultants of the Company or its Subsidiaries, which compensation plan is (A) in effect as of the date hereof, but only to the extent of shares currently authorized as of the date hereof or (B) following the date hereof is approved in writing by holders of New Subordinated Notes owning a majority in principal amount of the New Subordinated Notes then outstanding and (iii) issuance of Capital Stock of the Company in connection with the contingent obligations of DVI Financial Services, Inc. to the sellers of Medical Equipment Finance Corporation and Medical Device Capital Company, as previously disclosed to the Noteholders.

          (i) In the event that the provisions of this Section 5.7 fail as a result of an unintentional oversight to provide expressly for the adjustment of the Conversion Price or the number of shares of Common Stock issuable upon conversion under circumstances that, based upon the purposes and intentions expressed in this Article V, would otherwise have been addressed, the Board of Directors of the Company shall, in good faith cause an equitable adjustment to be made to the Conversion Price or the number of shares of Common Stock issuable upon conversion to correct such an oversight.

     Section 5.8    Notice of Certain Corporate Action.  If:
                    ----------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings);

          (b) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants;

          (c) there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

          (d) there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the Holders of at their addresses as shown on the Register, at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (ii) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this Section 5.8.

     Section 5.9    Company to Reserve Stock.  The Company covenants that it
                    ------------------------
will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the New Subordinated Notes, the full number of shares of Common Stock deliverable upon the conversion of all outstanding New Subordinated Notes not theretofore converted. For purposes of this Section 5.9, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding New Subordinated Notes shall be computed as if at the time of computation all the outstanding New Subordinated Notes were held by a single Holder.

     Section 5.10   Validly Issued; etc.  Before taking any action which would
                    -------------------
cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the New Subordinated Notes, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Price.

     Section 5.11   Taxes on Conversion.  The Company will pay any and all
                    -------------------
documentary stamp or similar issue or transfer Taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the New Subordinated Notes pursuant hereto.

     Section 5.12   Reclassification, Consolidation, Merger or Sale.  In case
                    -----------------------------------------------
of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each Holder of New Subordinated Notes then outstanding shall have the right thereafter to convert the New Subordinated Notes held by the Holder into the kind and amount of securities, cash and other property which the Holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the New Subordinated Notes immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

                                  ARTICLE VI

                           COVENANTS OF THE COMPANY
                           ------------------------

     From the date hereof until all New Subordinated Notes issued pursuant hereto are no longer outstanding, the Company covenants with the Noteholders and the Holders as follows:

     Section 6.1    Notice of Default.  The Company shall furnish to the
                    -----------------
Holders, promptly upon becoming aware of the existence of any condition or event which constitutes a Default, written notice specifying the nature and period of existence thereof and the action which the Company is taking or proposes to take with respect thereto.

     Section 6.2    SEC Reports; Information.  (a)  The Company shall file with
                    ------------------------
the SEC and, within 15 days thereafter, make available to the Holders, copies of the annual report and of the information, documents and other reports specified in Sections 13, 14 and 15(d) of the Exchange Act as being required of issuers subject to the reporting requirements contained therein so long as the New Subordinated Notes are outstanding (whether or not the Company would be required to file such reports with the SEC in the absence of the requirements of this
Section 6.2(a)). In addition, the Company shall, upon the request of a Holder, provide a prospective purchaser of the New Subordinated Notes with any reports or information required to permit the sale of the New Subordinated Notes to a Qualified Institutional Buyer pursuant to Rule 144A under the Securities Act.

          (b) The Company shall promptly provide such other information concerning the business, properties or financial condition of the Company and its Subsidiaries as any Holder may reasonably request.

     Section 6.3    Authorizations and Approvals.  The Company shall and shall
                    ----------------------------
cause its Subsidiaries to promptly obtain, from time to time at their own expense, all such governmental and third party licenses, authorizations, consents, permits and approvals as may be required to enable the Company to comply in all material respects with its obligations under this Agreement, the New Subordinated Notes and the Registration Rights Agreement.

     Section 6.4    Limitation on Incurrence of Additional Debt by the Company
                    ----------------------------------------------------------
and its Subsidiaries.  The Company shall not and shall not permit any of its
--------------------
Subsidiaries to issue, assume, guarantee, incur or otherwise become liable, directly or indirectly, in respect of (collectively, "issue") any Debt unless, after such Debt is incurred (a) the ratio of (i) the sum of the consolidated net income of the Company and its Subsidiaries before Total Interest Expense, Taxes, depreciation and amortization and extraordinary and non-recurring gains and losses for the most recent four preceding fiscal quarters for which financial statements are available on the date of determination, taken as one period (the "Measurement Period") to (ii) Total Interest Expense of the Company and its Subsidiaries on a consolidated basis for the Measurement Period (after giving effect, as of the beginning of the Measurement Period, to the incurrence of such Debt and concurrent application of the net proceeds therefrom) would be greater than 1.5 to 1.0 and (b) the ratio of total Debt to the Company's consolidated tangible net worth would be less than 8.0 to 1.0.

     Section 6.5    Tangible Net Worth. The Company shall not permit its
                    ------------------
consolidated Tangible Net Worth as of the end of any fiscal quarter of the Company to be less than the sum of $20,000,000 plus 50% of the net income of the Company and its Subsidiaries on a consolidated basis commencing April 1, 1994.

     Section 6.6    Limitation on Restricted Payments.  The Company shall not,
                    ---------------------------------
and will not permit any Subsidiary to make any Restricted Payment if (a) immediately after giving effect to such Restricted Payment, the aggregate amount of such Restricted Payments made from and after April 1, 1994 would exceed the sum of (i) 50% of the aggregate net income of the Company after April 1, 1994 plus, (ii) $1.0 million or (b) the Company would not be permitted to incur additional Debt under this Agreement.

     Section 6.7    Limitation on Restrictions on Distributions from
                    ------------------------------------------------
Subsidiaries.  The Company shall not, and shall not permit any Subsidiary to,
------------
create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions to the Company or any Subsidiary on its Capital Stock; (b) pay any indebtedness or other obligation owed to the Company or any Subsidiary, including, without limitation, any amounts that may be owed pursuant to a management agreement between the Company and one or more of its Subsidiaries; (c) make any loans or advances to the Company or (d) transfer any of its property or assets to the Company, except:

              (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the date of this Agreement;

              (ii) any encumbrance or restriction with respect to a Subsidiary pursuant to an agreement relating to any Debt issued, assumed or incurred by such Subsidiary on or prior to the date on which such Subsidiary was acquired by the Company (other than Debt incurred by such Subsidiary in connection with or in anticipation of its acquisition by the Company and outstanding on such date);

              (iii) any encumbrance or restriction pursuant to an agreement effecting a refinancing, extension or replacement of or an amendment, refunding, renewal or addition to Debt issued, assumed or incurred pursuant to an agreement referred to in clause (i) or (ii) of this

     Section; provided, however, that any such encumbrances or restrictions
              --------  -------
     contained in such refinancing, extension, replacement, amendment, refunding or renewal or additional agreement are no less favorable to the Holders than those encumbrances or restrictions under or pursuant to the agreements referred to in clauses (i) or (ii) of this Section, respectively;

              (iv) in the case of clause (iii) above, restrictions contained in security agreements permitted by this Agreement securing Debt permitted by this Agreement to the extent such restrictions restrict the transfer of property subject to such security agreements;

              (v) any encumbrance or restriction consisting of customary non-assignment provisions in leases to the extent such provisions restrict the transfer of the lease; and

              (vi) restrictions on DVI Financial Services, Inc. or any other Subsidiary in connection with a receivables securitization program.

     Section 6.8    Restriction on Issuance of Preferred Stock.  The Company
                    ------------------------------------------
shall not and shall not permit any Subsidiary to issue any preferred stock other than (a) to the Company in the case of a Subsidiary or (b) to a Subsidiary in the case of the Company or another Subsidiary.

     Section 6.9    Limitation on Sales of Assets and Subsidiary Stock.  Other
                    --------------------------------------------------
than in the ordinary course of business, the Company shall not, and shall not permit any Subsidiary to, make any Extraordinary Asset Dispositions.

     Section 6.10   Limitation on Transactions with Affiliates.  The Company
                    ------------------------------------------
shall not and shall not permit any Subsidiary to, directly or indirectly, knowingly (other than pursuant to contractual arrangements in effect on the date hereof) conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Insider (other than a Wholly Owned Subsidiary of the Company) unless the Board of Directors of the Company shall have determined in good faith that the terms of such business, transaction or series of transactions are as favorable to the Company or such Subsidiary as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third person. The provisions of this Section shall not prohibit:

              (i) the transactions contemplated by this Agreement, the New Subordinated Notes and the Registration Rights Agreement;

              (ii) the repurchase by the Company of shares of, or options to purchase, Common Stock from officers, directors and employees of the Company upon such officers', directors' or employees' death, disability, retirement or termination or upon the vesting of stock rights;

              (iii) the payment by the Company of registration expenses in connection with the registration of shares of Common Stock pursuant to the Registration Rights Agreement;

              (iv) the making of payments, loans, advances or guarantees of loans by third parties to officers and employees, for moving, recruitment, retention, relocation and travel expenses and similar expenditures in the ordinary course of business; and

              (v)    the payment of reasonable directors' fees.

     Section 6.11   Limitation on Issuance of Other Subordinated Debt.  The
                    -------------------------------------------------
Company shall not, directly or indirectly, issue, assume, guarantee, incur or otherwise become liable for, any Debt that is subordinate or junior in ranking in any respect to any other Debt of the Company unless such Debt is pari passu
                                                                    ---- -----
with or expressly subordinated in right of payment to the New Subordinated
Notes.

     Section 6.12   Capitalization.  The Company shall continue to own, directly
                    --------------
or indirectly, all of the Capital Stock of DVI Financial Services Inc., provided, however, that the Company and DVI Financial Services Inc. may merge
--------  -------
with each other.

     Section 6.13   Payment of Principal and Interest.  The Company covenants
                    ---------------------------------
and agrees that it will duly and promptly pay or cause to be paid the principal of, premium, (if any), and interest on each of the New Subordinated Notes at the place or places, at the respective times and in the manner provided in this Agreement and the New Subordinated Notes. All payments shall be made by cashier's check or electronic wire transfer of immediately available United States funds.

     Section 6.14   Notice. The Company will notify each Holder immediately upon
                    ------
receipt by the Company of any notice of knowledge by the Chairman of the Board, the President, Chief Financial Officer or any other officer of the Company of an Event of Default under any Senior Debt.

     The Company will use its best efforts to give each Holder notice immediately upon the occurrence of any event that would cause such Holder to be required to file any Schedule or Form with respect to securities of the Company pursuant to the Exchange Act.

     Section 6.15   Inspection of Property.  The Company, so long as the
                    ----------------------
Noteholders shall hold any New Subordinated Note, will permit any person designated by such a Noteholder in writing to be a person acting on that Noteholder's behalf, to visit and inspect any of the properties of the Company and any of the Company's Subsidiaries, and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times and as often as such Noteholders may reasonably request.

     Section 6.16   Corporate Existence, Licenses and Permits; Maintenance of
                    ---------------------------------------------------------
Properties.  So long as any of the New Subordinated Notes shall remain
----------
outstanding, the Company will at all times cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the United States of America and will preserve and keep in force and effect, and cause each of its Subsidiaries to preserve and keep in force and effect, all licenses and permits necessary and material to the conduct of its and their respective businesses, and will maintain and keep, its and their respective properties in good repair, working order and condition (except for normal wear and tear), and from time to time make all needful and proper repairs, renewals and replacements, including without limitation all copyright registration renewals, so that any business material to the Company carried on in connection therewith may be properly conducted at all times.

     Section 6.17   Taxes.  So long as any of the New Subordinated Notes shall
                    -----
remain outstanding, the Company will duly pay and discharge, and will cause each of its Subsidiaries duly to pay and discharge, all Taxes, assessments and governmental charges upon or against the Company, its Subsidiaries or their respective properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto.

     Section 6.18   Insurance.  So long as any of the New Subordinated Notes
                    ---------
shall remain outstanding, the Company will apply for and continue in force, or cause to be applied for and continued in force, adequate insurance covering the respective risks of the Company and its Subsidiaries of such types and in such amounts and with such deductibles as are customary for other corporations engaged in similar lines of business and with good and responsible insurance companies.

     Section 6.19   Books and Accounts.  The Company will, and will cause each
                    ------------------
Subsidiary to, maintain proper books of record and account in which full, true and correct entries shall be made of its transactions and set aside on its books from its earnings for each fiscal year all such proper reserves as in each case shall be required in accordance with GAAP.

     Section 6.20   No "Prohibited Transaction".  So long as any New
                    ---------------------------
Subordinated Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, enter into any transaction or take any action which will result in any transaction contemplated by this Agreement becoming a "prohibited transaction", as such term is defined under ERISA or in Section 4975 of the Code.

                                  ARTICLE VII

              CLOSING; CONDITIONS OF THE NOTEHOLDERS' OBLIGATIONS
              ---------------------------------------------------

     Section 7.1    Closing.  The closing of the exchange of Old Subordinated
                    -------
Notes for New Subordinated Notes (the "Closing") will take place at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York, at 10:00 A.M., New York City time, on August 1, 2001 or at such other time and place as shall be agreed upon by the Noteholders and the Company (the "Closing Date"). Upon satisfaction of the conditions set forth herein, on or prior to the Closing Date each Noteholder shall deliver: (i) Old Subordinated Notes in the principal amount listed next to the name of that Noteholder on Schedule 1 to the
                                                               ----------
Company in proper form for transfer, in accordance with Article 8 of the Uniform Commercial Code as in effect in the State of Illinois (or, if Old Subordinated Notes have been lost, an affidavit of lost notes in the form of Exhibit F
                                                                ---------
relating to the lost Old Subordinated Notes, accompanied by a document assigning the lost Old Subordinated Notes to the Company) and (ii) a document, executed by the Noteholder, in which the Noteholder states that the New Subordinated Notes the Noteholder receives at the Closing are in full satisfaction of all obligations of the Company to the Noteholder and all rights of the Noteholder with respect to the Old Subordinated Notes being delivered, or which are the subject of the affidavit of lost notes being delivered, by the Noteholder at the Closing, including all rights and obligations pursuant to the registration rights agreement entered into in connection with the Old Subordinated Notes and all rights, contingent or otherwise, to receive warrants pursuant to the Note Purchase Agreement. Upon satisfaction of the conditions set forth herein, on the Closing Date the Company shall deliver to such Noteholder New Subordinated Notes in the principal amounts shown opposite such Noteholder's name on Schedule 1.
                                                                  ----------
New Subordinated Notes issued to a Noteholder will be registered in the name of that Noteholder and may bear a legend stating that they were issued in a transaction that was not registered under the Securities Act and they may not be sold or transferred except in a transaction that is registered under the Securities Act or is exempt from the registration requirements of the Securities Act.

     Section 7.2    Conditions of the Noteholder's Obligations.  The obligation
                    ------------------------------------------
of each Noteholder to exchange their Old Subordinated Notes for New Subordinated Notes at the Closing is subject to the satisfaction or waiver in writing of each of the following conditions:

          (a) Representations and Warranties; No Default.  The representations
              ------------------------------------------
and warranties of the Company set forth in Article II shall be true in all material respects at and as if repeated on and as of the Closing Date, and on the Closing Date, after giving effect to the transactions contemplated by this Agreement, a Default shall not have occurred.

          (b) Absence of Certain Changes.  Since March 31, 2001, there shall not
              --------------------------
have occurred any material adverse change in the consolidated financial condition, business operations or property of the Company and its Subsidiaries (including any event which in the opinion of the Noteholders is likely to result in such a material adverse change). Since March 31, 2001, (i) there shall not have occurred any disposition of any material assets of the Company or any of its Subsidiaries, other than in the ordinary course of business (or other than as set forth on Schedule 7.2(b)(i), (ii) except as set forth on Schedule 7.2(b)(ii), there shall not have occurred since December 31, 2000, any material net change in the capitalization (whether in debt or equity) or corporate structure of the Company and its consolidated Subsidiaries, (iii) the Company shall not have declared or paid any common stock dividend or purchased or redeemed any shares of any class of its Capital Stock or set aside any amounts for such purposes or made any other payment or distribution on or in respect of any class of its Capital Stock and (iv) neither the Company nor any of its Subsidiaries shall have made any agreement or commitment to issue any warrants or rights or Capital Stock contemplating any event specified in clause (i), (ii) or (iii) (except as aforesaid).

          (c) Absence of Litigation.  There shall be no pending or threatened
              ---------------------
action, suit, investigation, litigation or proceeding affecting the Company or any of its Subsidiaries before any Governmental Authority ("Litigation") (i) in which, in the reasonable opinion of the Noteholder, there is a reasonable possibility of an adverse decision that could, (a) have a Material Adverse Effect or (b) restrain, prevent or impose materially adverse conditions upon the transactions contemplated by this Agreement or (ii) which purports to affect the legality, validity or enforceability of this Agreement, the New Subordinated Notes, or the Registration Rights Agreement, except in each case for the Litigation specified on Schedule 7.2(c).

          (d) Closing Papers; Opinions. The Noteholders shall have received the
              ------------------------
following, addressed to them and in form and substance reasonably satisfactory to them:

              (i) certified copies of the resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the New Subordinated Notes, the Registration Rights Agreement and each of the other agreements, instruments and transactions contemplated hereby;

              (ii) certified copies of the certificate of incorporation and by-laws of each of the Company and each of its Subsidiaries as in effect on the Closing Date;

              (iii) a certificate of the Secretary of the Company dated the Closing Date, as to the incumbency and signatures of the Officers executing this Agreement and all instruments executed pursuant hereto;

              (iv) Officers' Certificates, dated as of the Closing Date of the Company to the effect set forth in clauses (a), (b) and (c) of this Section 7.2; and

              (v) the opinion of Clifford Chance Rogers & Wells LLP, counsel for the Company substantially in the form attached hereto as Exhibit G.
                                                                  ---------

          (e) Registration Rights Agreement.  The Noteholders shall have
              -----------------------------
received the Registration Rights Agreement executed by the Company.

          (f) Market Disruption.  In the reasonable opinion of the Noteholders,
              -----------------
there shall not have occurred and be continuing, nor shall there be any likelihood of an occurrence (within a reasonably imminent period of time) of, a material disruption of the financial markets, such as suspension of trading on a national securities exchange (other than suspensions due to "circuit breakers" or similar mechanisms) the imposition of a banking moratorium by federal or New York State banking authorities, impairment of trading in non-investment grade debt securities or commencement of armed hostilities or other international calamity.

          (g) Documentation; Legal Matters, etc.  All matters relating to this
              ---------------------------------
Agreement, the New Subordinated Notes, the Registration Rights Agreement and the transactions contemplated hereby and thereby and the legal and organizational structure of the Company and its Subsidiaries shall be reasonably satisfactory from a legal point of view to the Noteholders, and the Noteholders shall have received such additional certificates, legal opinions and other documentation as it may have reasonably requested with respect to this Agreement, the New Subordinated Notes, the Registration Rights Agreement and the transactions contemplated hereby and thereby, such legal and organizational structure and compliance with the provisions of this Agreement, and applicable law, including federal and stare securities and environmental laws. All corporate and other proceedings taken or to be taken in connection with the issuance of the New Subordinated Notes, the transactions contemplated hereby and thereby and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to the Noteholders and the Noteholders shall have received such other documents relating to the transactions contemplated by this Agreement as the Noteholders may have reasonably requested.

          (h) Requisite Approvals.  The Company shall have obtained all
              -------------------
requisite consents of or approvals from federal, state and any other Governmental Authority necessary to consummate the transactions contemplated by this Agreement and issue the New Subordinated Notes and permit the utilization of the proceeds of the New Subordinated Notes as described herein, except any consents or approvals the failure of which to obtain would not have a Material Adverse Effect.

          (i) Compliance with Law; Margin Regulations.  The issuance of, and the
              ---------------------------------------
exchange of Old Subordinated Notes for, the New Subordinated Notes shall not, in the reasonable judgment of the Noteholders, violate any law or regulation or any order or decree of any court or government instrumentality applicable to any Noteholder or the Company, the violation of which would have a Material Adverse Effect.

     Section 7.3  Documents to be Delivered by the Noteholders at the Closing.
                  -----------------------------------------------------------
At or before the Closing, each Noteholder will deliver to the Company the following:

          (a) Old Subordinated Notes in the principal amount listed next to the name of that Noteholder on Schedule 1 to the Company in proper form for
                           ----------
transfer, in accordance with Article 8 of the Uniform Commercial Code as in effect in the State of Illinois (or, if Old Subordinated Notes have been lost, an affidavit of lost notes in the form of Exhibit F relating to any lost Old
                                          ---------
Subordinated Notes, accompanied by a document assigning the lost Old Subordinated Notes to the Company);

          (b) A document, executed by the Noteholder, in which the Noteholder states that the New Subordinated Notes the Noteholder receives at the Closing are in full satisfaction of all obligations of the Company to the Noteholder and all rights that the Noteholder may have with respect to (i) the Old Subordinated Notes being delivered, or which are the subject of the affidavit of lost notes being delivered, by the Noteholder at the Closing, and (ii) the registration rights agreement entered into pursuant to the Note Purchase Agreement and (iii) warrants or other contingent rights granted to the Noteholder pursuant to the Note Purchase Agreement;

          (c) A copy, executed by the Noteholder, of the Note Exchange
Agreement;

          (d) A letter stating that the Noteholder will be acquiring the New Subordinated Notes that are being issued to it at the Closing for investment, and not with a view to their resale or distribution; and

          (e) A copy, executed by the Noteholder, of the Registration Rights Agreement.

                                 ARTICLE VIII

                  EVENTS OF DEFAULT OF NEW SUBORDINATED NOTES

     Section 8.1    Events of Default.  An "Event of Default" occurs if:
                    -----------------

          (a) the Company defaults in the payment of the principal, or premium, if any, of any of the New Subordinated Notes, when the same shall become due and payable, whether at stated maturity, upon redemption, upon acceleration or otherwise, including any failure by the Company to repurchase any of the New Subordinated Notes when required pursuant to Section 4.4, whether or not such payment is prohibited by Article IX;

          (b) the Company defaults in the payment of any interest upon any of the New Subordinated Notes or any other amount due hereunder, when the same becomes due and payable, whether or not such payment is prohibited by Article IX, and such default continues for 30 days;

          (c) the Company fails to comply with Article X;

          (d) the Company fails duly to observe or perform any of its other respective covenants or agreements contained in any of the New Subordinated Notes or this Agreement, and such failure continues for a period of 60 days after the notice specified below; or

          (e) Debt of the Company or any Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such debt unpaid or accelerated exceeds $3,000,000, individually or in the aggregate, without such Debt having been discharged, or acceleration having been rescinded or annulled, within a period of 10 Business Days after there shall have been given, by registered or certified mail, to the Company by the holders of at least 25% in principal amount of the New Subordinated Notes a written notice specifying such default and requiring the Company to cause such Debt to be discharged or to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default"; provided, however, that failure to pay Debt of any Subsidiary established solely to securitize receivables on a non-recourse basis shall not constitute an Event of Default under this clause (e) unless (i) the amount of any restricted cash deposit made or committed to be made by the Company or any of its Subsidiaries in respect of such Debt (in the case of any single subsidiary) exceeds $7,500,000 or (ii) the Company or any of its Subsidiaries defaults on any obligation to maintain restricted cash deposits with respect to one or more of such special purpose Subsidiaries;

          (f) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

              (i)    commences a voluntary case;

              (ii) consents to the entry of an order for relief against it in an involuntary case;

              (iii) consents to the appointment of a Custodian of it or for any substantial part of its property; or

              (iv) makes a general assignment for the benefit of its creditors;

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (i) is for relief against the Company, or any Subsidiary in an involuntary case;

              (ii) appoints a Custodian of the Company or any Subsidiary or for any substantial part of its property; or

              (iii) orders the winding up or liquidation of the Company or any Subsidiary; and the order or decree remains unstayed and in effect for a period ending on the 60th day following such order or decree;

          (h) any judgment or decree for the payment of money in excess of $1,000,000 (to the extent not covered by insurance or a bond) shall be rendered against the Company or any Subsidiary and shall not be paid or discharged, waived or the execution thereof stayed on appeal for a period ending on the 60th day following such order or decree; or

          (i) the Registration Rights Agreement shall cease to be in full force and effect and valid (other than in accordance with its terms).

A Default under clause (d), (e), (h) or (i) is not an Event of Default until the holders of at least 25% in principal amount of the New Subordinated Notes notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state than such notice is a "Notice of Default."

     Section 8.2    Acceleration.  If an Event of Default (other than pursuant
                    ------------
to Section 8.1(f) or 8.1(g)) in each case, with respect to the Company occurs and is discontinuing, the Holders of at least 25% in principal amount of the New Subordinated Notes upon written notice to the Company may declare the principal of and accrued interest on all the New Subordinated Notes to be due and payable subject to the provisions of Section 9.3. Upon such a declaration the principal of and accrued interest on the New Subordinated Notes shall be due and payable immediately. Upon the occurrence of an Event of Default pursuant to Section 8.1(f) or 8.1(g) with respect to the Company, the principal of and accrued interest to the date of acceleration on all the New Subordinated Notes shall automatically become immediately due and payable without presentment, demand or protest of any kind, all of which are expressly waived by the Company. The Holders of a majority in principal amount of the New Subordinated Notes by notice to the Company may rescind an acceleration and its consequences of the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration.

     Section 8.3    Rights and Remedies Cumulative.  No right or remedy herein
                    ------------------------------
conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall nor prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

     Section 8.4    Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Holders to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Holders.

     Section 8.5    Waiver of Stay or Extension Laws.  The Company covenants (to
                    --------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of any Note; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holders but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 8.6    Waiver of Past Defaults.  The Holders of a majority in
                    -----------------------
principal amount of the New Subordinated Notes then outstanding by notice to the Company may waive any existing Default or Event of Default and its consequences except a Default in the payment of the principal or interest on a Note. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

     Section 8.7    Rights of Holders To Receive Payment.  Notwithstanding any
                    ------------------------------------
other provision of this Agreement or the New Subordinated Notes, the right of any Holder to receive payment of principal of and interest on the New Subordinated Notes held by such Holder, on or after the respective due dates expressed in the New Subordinated Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder other than during a Payment Blockage Period (as defined in Section 9.3 below) in which case the terms and conditions of Section 9.10 below shall govern.

                                  ARTICLE IX

              RANKING AND SUBORDINATION OF NEW SUBORDINATED NOTES
              ---------------------------------------------------

     Section 9.1    Ranking; Agreement To Subordinate.  The Company agrees, and
                    ---------------------------------
each Holder by accepting a New Subordinated Note agrees, that the indebtedness evidenced by the New Subordinated Notes and the other obligations of the Company arising under or relating to this Agreement (a) shall rank pari passu in right
                                                           ---- -----
of payment to any remaining Old Subordinated Notes and (b) are subordinated in right of payment, to the extent and in the manner provided in this Article IX, to the prior payment of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

     Section 9.2    Liquidation, Dissolution, Bankruptcy.  Upon any payment or
                    ------------------------------------
distribution of the assets of the Company to creditors in a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

          (a) holders of Senior Debt shall be entitled to receive payment in full of the Senior Debt before the Holders of the New Subordinated Notes shall be entitled to receive any payment of principal of, or premium, if any, or interest on the New Subordinated Notes or the other obligations of the Company arising under or relating to this Agreement; and

          (b) until the Senior Debt is paid in full, any distribution (whether in cash, securities or other property) to which the Holders (solely by virtue of the fact that they are Holders) would be entitled but for this Article IX, shall be made to holders of Senior Debt as their interests may appear, except that the Holders may receive equity securities or debt securities that are subordinated to Senior Debt to at least the same extent as the New Subordinated Notes.

     Section 9.3    Default on Senior Debt.  The Company may not pay principal
                    ----------------------
of, premium (if any) or interest on the New Subordinated Notes or the other obligations of the Company arising under or relating to this Agreement and may not repurchase, redeem or otherwise retire or make any other reduction or distribution with respect to all or any portion of any New Subordinated Notes whether directly or indirectly, in cash or otherwise, whether by way of loan, set-off or otherwise (collectively, "pay the New Subordinated Notes" or "make payment or distribution on the New Subordinated Notes") if (i) any Senior Debt is not paid when due or (ii) any other default on Senior Debt occurs and the maturity of such Senior Debt is accelerated in accordance with its terms unless, in either case, the default has been cured or waived, any such acceleration has been rescinded or such Senior Debt has been paid in full; provided, however, the Company may pay the New Subordinated Notes without regard to the foregoing if the Company receives written notice approving such payment from the holder or holders of the Senior Debt. During the continuance of a default (other than a default described in clause (i) or (ii) of the previous sentence) with respect to any Bank Debt pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the New Subordinated Notes for a period (a "Payment Blockage Period") commencing upon the receipt by the Company of written notice of such default from the lead or agent bank with respect to any agreement under which Bank Debt is outstanding specifying an election to effect such 180-day prohibition (a "Payment Notice") and ending 180 days thereafter (or unless earlier terminated (i) by written notice to the Company from the lead or agent bank with respect to any agreement under which Bank Debt is outstanding or (ii) because such default is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the lead or agent bank with respect to any agreement under which Bank Debt is outstanding shall have accelerated the maturity of the Bank Debt, the Company may resume payments on the New Subordinated Notes after the end of such Payment Blockage Period. The total number of days during which one or more Payment Notices shall be in effect in any 360-day period shall not exceed 180 days, without regard to the number of defaults with respect to Bank Debt during such period. No event of default which had occurred and was continuing on the date of receipt by the Company of a Payment Notice may be the basis for the delivery of a second Payment Notice whether or nor within any consecutive 360-day period unless such event of default shall have been cured or waived for a period of not less than 180 consecutive days.

     Section 9.4    Acceleration of Payment of New Subordinated Notes.  If the
                    -------------------------------------------------
payment of the New Subordinated Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt (if any) of the acceleration. If any Senior Debt is outstanding, the Company may not pay the New Subordinated Notes until ten days after such notice is received and, thereafter, may pay the New Subordinated Notes only if this Article IX otherwise permits the payment at that time.

     Section 9.5    When Distribution Must Be Paid Over.  If a distribution
                    -----------------------------------
(whether in cash, property or securities) is made to the Holders that because of this Article IX should nor have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

     Section 9.6    Subrogation.  After all Senior Debt is paid in full and
                    -----------
until the Holders are paid in full, to the extent that holders of Senior Debt have received cash, securities or other property in respect of the repayment of Senior Debt, which cash, securities or other property, but for the provisions of this Article IX would have been paid to the Holders, such Holders shall be subrogated to any rights of holders of Senior Debt in collecting cash, securities or other property in satisfaction of the obligations of the Company to the Holders hereunder and under the New Subordinated Notes. For the purposes of such subrogation, a distribution made under this Article IX to holders of Senior Debt which otherwise would have been made to the Holders is not, as between the Company and the Holders, a payment by the Company on Senior Debt.

     Section 9.7    Relative Rights.  This Article IX defines the relative
                    ---------------
rights of the Holders and holders of Senior Debt. Nothing in this Agreement shall:

          (a) impair, as between the Company and the Holders, the obligation of the Company which is absolute and unconditional, to pay principal of, premium, if any, and interest on the New Subordinated Notes in accordance with their terms; or

          (b) prevent any Holder from exercising its available remedies upon a Default (other than during a Payment Blockage Period), subject to the rights of holders of Senior Debt to receive distributions otherwise payable to the Holders.

     Section 9.8    Subordination May Not Be Impaired by Company.  No right of
                    --------------------------------------------
any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the New Subordinated Notes shall be impaired by any act or failure to act by the Company or by its failure to comply with this Agreement.

     Section 9.9    Distribution or Notice to Representative.  Whenever a
                    ----------------------------------------
distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representatives (if any).

     Section 9.10   Article IX Not To Prevent Events of Default or Limit Right
                    ----------------------------------------------------------
To Accelerate.  The failure to make a payment pursuant to the New Subordinated
-------------
Notes by reason of any provision in this Article IX shall not be construed as preventing the occurrence of a Default. Nothing in this Article IX shall have any effect on the right of the Holders to accelerate the maturity of the New Subordinated Notes; provided, however, that, except for the rights of Holders to accelerate the Maturity of the New Subordinated Notes and their right to file proofs of claims in pending bankruptcy or similar proceedings, during a Payment Blockage Period, no Holder shall or shall be entitled to take any action with respect to the collection of all or any portion of the New Subordinated Notes or other payment obligations arising under or relating to this Agreement or the enforcement of any rights, powers or remedies hereunder relating to the payment to the Holders of amounts due hereunder and under the New Subordinated Notes, or file any bankruptcy petition, commence any lawsuit, attachment or lis pendens or take any similar action with respect to the payment of amounts due hereunder and under the New Subordinated Notes. Nothing contained in this Article IX shall prevent the Holders from exercising any other rights (to the extent not inconsistent with Article IX) granted hereunder and under the New Subordinated Notes with respect to non-payment related obligations, including, without limitation, rights under Article V hereof and under the Registration Rights Agreement.

  Section 9.11      Reliance by Holders of Senior Debt on Subordination
                    ---------------------------------------------------
Provisions.
----------

          (a) Each Holder by accepting a New Subordinated Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the New Subordinated Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.

          (b) This Article IX, the subordination effected hereby, and the rights of the holders of Senior Debt the obligations of each Holder arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by
(i) any amendment, modification or termination of or supplement to the Credit Agreements or any agreement, instrument or document executed or delivered pursuant thereto or any other document relating to or creating Senior Debt, (ii) the validity or enforceability of any such documents, or (iii) the release, sale, exchange or surrender in whole or in part of any collateral security, now or hereafter existing, for any of the Senior Debt, now or hereafter arising, or
(iv) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any of the instruments and documents referred to in clause (i) above, now or hereafter arising, or arising at law, or (v) any waiver, consent, release, indulgence, extension, increase, renewal, modification, delay or other action, inaction, or omissions in respect to the Senior Debt or any of the instruments and documents referred to in clause (i) above now or hereafter arising, or any collateral security relating thereto, in each case whether or nor any Holder shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto, and none of the foregoing shall give rise to any right or claim of any kind in favor of the Holders against the holders of Senior Debt in respect of any right of subrogation arising hereunder.

                                   ARTICLE X

                        CONSOLIDATION, MERGER AND SALE
                        ------------------------------

     The Company shall not merge or consolidate with any person and will not sell, lease or convey all or substantially all of its assets to any person, unless the Company shall be the surviving entity or the successor entity that acquires all or substantially all of the assets of the Company or any Subsidiary, as the case may be, shall be a corporation, partnership or limited liability company or trust organized under the laws of the United States or a State therein or the District of Columbia and such entity shall expressly assume in writing all obligations of the Company under this Agreement, the New Subordinated Notes and the Registration Rights Agreement. The Company shall not and shall not permit any Subsidiary to merge or consolidate with any person and will nor sell, lease or convey all or substantially all of its assets to any person unless immediately after giving effect to such merger, consolidation, sale, lease or conveyance (a) no Event of Default, and no event which, after notice or lapse of time would become an Event of Default, shall have happened and be continuing and (b) the Company would be able to incur at least $1.00 in Debt without violating the terms of any agreement or instrument to which it is a party.

                                  ARTICLE XI

                    TRANSFER OF THE NEW SUBORDINATED NOTES
                    --------------------------------------

     Section 11.1   Transfer of the New Subordinated Notes. The Noteholder shall
                    --------------------------------------
not sell, transfer, assign or convey the New Subordinated Notes to any person unless such transfer is made pursuant to an available exemption from registration under, or otherwise in compliance with, the Securities Act and applicable share securities laws.

     Subject to the preceding sentence, the Noteholders shall not be prohibited or limited in any respect from transferring any New Subordinated Note to or among Affiliates of the Noteholders or pledging any such Note to a commercial bank or other institutional lender or granting a participation in any such Note.

     Each Noteholder hereby severally covenants and agrees that it will not consent to any amendment of any participation agreement pursuant to which it grants a participation in any New Subordinated Note that will amend the provision thereof permitting such Noteholder to call or repurchase such participation or a call or repurchase price equal to 100% of the principal amount thereof.

     Section 11.2   Registration of Transfer.  Each New Subordinated Note shall
                    ------------------------
be issued in registered form. Ownership of a New Subordinated Note shall be proved by the register to be maintained pursuant to Section 11.3, and a New Subordinated Note shall be transferable only upon the surrender of such note for registration of transfer and subject to Section 3.2, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing. Upon surrender of any New Subordinated Note for registration of transfer, the Company will execute and deliver in exchange therefor a replacement New Subordinated Note, as the case may be, of the same tenor and registered as such Holder may request. The Company may require payment by such Holder of a sum sufficient to cover any stamp Tax or governmental charge imposed in respect of any such transfer. Prior to due presentment for registration or transfer of any New Subordinated Note, the Company or any paying agent for the New Subordinated Notes, or any registrar or co-registrar for the New Subordinated Notes may deem and treat the person in whose name a New Subordinated Note is registered as the absolute owner of such note for all purposes whatsoever, and none of the Company or such paying agent, or such registrar or co-registrar shall be affected by notice to the contrary.

     Section 11.3   Register.  The Company shall maintain a register of the
                    --------
Holders of all the New Subordinated Notes issued pursuant to this Agreement. The Company will allow any Holder of a New Subordinated Note to inspect and copy such list at the Company's principal place of business during normal business hours.

                                  ARTICLE XII

                                   INDEMNITY
                                   ---------

     The Company agrees to indemnify each Noteholder, and its shareholders, partners, directors, officers, employees, Affiliates and agents (collectively, "Indemnified Persons") against, and agree to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including direct or derivative claims brought by any stockholder or former stockholder of the Company and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of, in any way connected with, or as a result of (i) the consummation of the transactions contemplated by this Agreement or the New Subordinated Notes or, (ii) the use of any of the proceeds of the New Subordinated Notes by the Company or the consummation of the transactions contemplated by this Agreement, (iii) the performance by the parties hereto of their respective obligations hereunder or
(iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or nor any Noteholder or any such person is a party thereto; provided, however, that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses finally determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person; provided further, however, the indemnity set forth in this Article shall not apply to losses, claims, damages or liabilities relating to (i) the payment or withholding of Taxes or (ii) the actual or alleged failure by the Company to make any payment on the New Subordinated Notes, whether of interest or principal or at maturity or otherwise or any other breach by the Company of any representation, warranty or covenant under this Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement or the New Subordinated Notes. If any litigation or proceeding is brought against any Indemnified Person in respect of which indemnity may be sought against the Company pursuant to this Article, such Indemnified Person shall promptly notify the Company in writing of the commencement of such litigation or proceeding, but the omission so to notify the Company shall not relieve the Company, from any other obligation or liability which it may have to any Indemnified Person otherwise than under this
Article XII unless the Company is materially prejudiced thereby. In case any such litigation or proceeding shall be brought against any Indemnified Person and such Indemnified Person shall notify the Company of the commencement of such litigation or proceedings, the Company shall be entitled to participate in such proceedings, and, after written notice to such Indemnified Person, will have the right to assume control of any litigation for which indemnification is sought and no settlement of any claim may be agreed to without the prior written consent of the Company. However, any Indemnified Person shall have the right to hire its own counsel for any reason; provided, however, that the fees and expenses of such counsel shall be at the Indemnified Person's own expense unless
(a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed properly to assume the defense in such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Person in any such action or proceeding or (c) either (x) the named parties to such action or proceeding include such Indemnified Person and the Company or such Indemnified Person shall have been advised in writing by counsel reasonably satisfactory to the Company that there may be one or more legal defenses available to such Indemnified Person which are different from or in addition to those available to the Company or (y) such Indemnified Person concludes that taking into account the position of such Indemnified Person (or any Affiliate) as a lender to the Company such Indemnified Person reasonably believes that it is advisable for such Indemnified Person to employ separate counsel on its behalf, recognizing that in such case the Company and its counsel shall remain primarily responsible for the overall strategic control and direction of such action or proceeding. In any case referred to in (b) or (c) above, if such Indemnified Person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person, it being understood, however, that the Company shall not in connection with any one such action or proceeding, or separate but substantially similar proceedings or related actions or proceedings arising out of the same general allegations or circumstances be liable for the fees and expenses of more than one separate firm of attorneys, together with appropriate local counsel (but not more than one separate fin of attorneys per state), at a time for all Indemnified Persons. The foregoing indemnity shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated by this Agreement, the repayment of any of the New Subordinated Notes, the invalidity or unenforceability of any term or provision of this Agreement, the New Subordinated Notes any investigation made by or on behalf of any Indemnified Person or the Company and the content or accuracy of any representation or warranty made under this Agreement. All amounts due under this Article XII shall be payable as incurred upon written demand therefor. The provisions of this Article XII shall not apply to matters arising under the Registration Rights Agreement.

                                 ARTICLE XIII

                                 MISCELLANEOUS
                                 -------------

     Section 13.1   Expenses: Documentary Taxes.  The Company agrees to pay (a)
                    ---------------------------
all reasonable out-of-pocket expenses of the Noteholders, including the reasonable fees and disbursements of counsel for the Noteholders, in connection with the negotiation and preparation of this Agreement and all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder, (b) if a Default occurs, all reasonable out-of-pocket expenses incurred by the Noteholders, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case and (c) the reasonable out-of-pocket expenses of holders of participations in New Subordinated Notes or New Subordinated Notes in connection with any waiver or consent hereunder or any Default or alleged Default hereunder. Notwithstanding the foregoing, (i) in any instance, the Company will pay the reasonable fees and expenses of only one counsel and one local counsel and (ii) if more than one Holder retains counsel and requests reimbursement, the Company will pay reasonable fees and expenses only of counsel (and local counsel) for the holder of the largest aggregate principal amount of New Subordinated Notes outstanding. The Company shall indemnify the Noteholder against any transfer Taxes, documentary Taxes, assessments or charges made by any governmental authority by reason of the execution of this Agreement and delivery of the New Subordinated Notes. The obligations of the Company under this Section 13.1 shall survive transfer by the Noteholder of the New Subordinated Notes.

     Section 13.2   Notices.  All notices and other communications pertaining to
                    -------
this Agreement, the Note shall be in writing and shall be deemed to have been duly given upon the receipt thereof by the other party. Such notices shall be delivered by hand, or mailed, certified or registered mail with postage prepaid:

                         If to a Noteholder, to the address set forth below its name on the signature pages hereto.

                    (i)  If to the Company:

                         DVI, Inc.
                         2500 York Road
                         Jamison, Pennsylvania 18929
                         Attention:  President

                         with a copy to:

                         Clifford Chance Rogers & Wells LLP
                         200 Park Avenue
                         New York, New York 10166
                         Attention:  John A. Healy, Esq.

or to such other person or address as shall be furnished to the other party in writing.

     Section 13.3   Consent to Amendments and Waivers. The provisions of this
                    ---------------------------------
Agreement including, without limitation, the covenants of the Company contained in Article VI, may be amended and the Company may take any action herein prohibited, or omit to perform any action herein required to be performed by it, only if the Company has obtained the written consent of a majority in aggregate principal amount of the outstanding New Subordinated Notes; provided, however, that no amendment, modification or waiver shall be effective unless consented to in writing by the Holder of such Note if such amendment, modification or waiver would (a) modify any requirement hereunder that any specified action be taken by Holders of a specified percentage of the principal amount of the New Subordinated Notes shall be effective unless consented to by such percentage of Holders, (b) change the due date for, or reduce the amount of, any payment or prepayment of principal of or premium or interest on any Note (or reduce the principal amount; premium on, of or rate of interest on any Note), (c) change the place or currency of payment of principal of, or premium or interest on any Note, (d) impair the right to institute legal proceedings for the enforcement of any payment on or with respect to any Note on or after the occurrence of a Redemption Event or (e) modify the subordination provisions in a manner adverse to the Holders of the New Subordinated Notes. No course of dealing between the Company and the Noteholder or any subsequent Holder of any Note or any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of the Noteholder or any subsequent Holder. Any consideration given to any Holders to obtain its consent shall be given pro rata to all such holders
                                                    --- ----
of a Note or New Subordinated Notes whether or not they give consent. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph, whether or not such Note shall have been marked to indicate such consent, but any Note issued thereafter may bear a notation referring to any such consent. The foregoing notwithstanding, the parties hereto agree that they will not amend, modify or supplement (i) Article IX hereof, (ii) Section 8.7 hereof, (iii) Article IX indirectly by amending or modifying any of the following defined terms: Debt, Senior Debt, Bank Debt, Banks, Credit Agreements, or Guarantee or (iv) this sentence. In addition, this Agreement, shall not be amended in any manner that would adversely affect the interest of the lenders or any new lenders under the Credit Agreements as such agreements are in effect on the date hereof (including any provision contained in any amendment to or replacement of the Credit Agreements which are the same in all material respects as a provision contained in that agreement on the date hereof).

     Section 13.4   Parties.  This Agreement shall inure to the benefit of and
                    -------
be binding upon the parties hereto, each subsequent Holder and each of their respective successors. Nothing expressed or mentioned in this Agreement (other than Article IX) is intended or shall be construed to give any person, other than the parties hereto and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto, any subsequent Holder and their respective successors, and for the benefit of no other person. Notwithstanding the foregoing and subject to Section 3.2 of this Agreement, a Noteholder may, without the consent of the Company grant participations in the New Subordinated Notes; provided, however, that Article XII and Section 13.1(c) will not inure to the benefit of each person purchasing a participation in a Note unless such person is an Affiliate of a Noteholder. Notwithstanding anything to the contrary in this Agreement, the representations and warranties contained in this Agreement are for the sole benefit of the Noteholders and any Affiliate of the Noteholders to which any Noteholder transfers the New Subordinated Notes in accordance with this Agreement.

     Section 13.5   Governing Law.  This Agreement shall be governed by and
                    --------------
construed in accordance with the laws of the State of Illinois but without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

     Section 13.6   JURISDICTION AND VENUE. THE COMPANY HEREBY AGREES THAT ALL
                    ----------------------
ACTIONS OR PROCEEDINGS INITIATED BY THE COMPANY AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LENDING DOCUMENTS SHALL BE LITIGATED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR IN THE EVENT SUCH COURT CANNOT OR WILL NOT EXERCISE JURISDICTION, IN THE CIRCUIT COURT IN AND FOR THE COUNTY OF COOK, ILLINOIS, OR, IF LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY OTHER COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. THE COMPANY HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR

CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 13.2. THE COMPANY WAIVES ANY CLAIM THAT UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR THE CIRCUIT COURT IN AND FOR THE COUNTY OF COOK, ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD THE COMPANY, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THE COMPANY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED FOR THE LENDER AGAINST THE COMPANY AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR THE COMPANY SET FORTH IN THIS SECTION 13.6 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY THE LENDER, OR ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY THE LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

     Section 13.7   Replacement New Subordinated Notes.  If any New Subordinated
                    ----------------------------------
Note becomes mutilated and is surrendered by the Holder thereof to the Company or if the Holder thereof claims that any New Subordinated Note has been lost, destroyed or wrongfully taken, the Company shall execute and deliver to such Holder a replacement New Subordinated Note, upon the affidavit of the Holder thereof attesting to such loss, destruction or wrongful taking with respect to such note. Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof and no indemnity shall be required as a condition of the execution and delivery of a replacement New Subordinated Note (except if the Holder is (a) not the Noteholder or any Affiliate of the Noteholder and (b) not a credit worthy institutional investor in the reasonable judgment of the Company). The Company may charge the Holder of any mutilated, lost, destroyed or wrongfully taken New Subordinated Note for expenses incurred by it in replacing such note.

     Section 13.8   Severability Clause.  In case any provision in this
                    -------------------
Agreement or any New Subordinated Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

     Section 13.9   Representations, Warranties and Agreements To Survive
                    -----------------------------------------------------
Delivery. All representations, warranties and agreements contained in or
--------
incorporated into this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Noteholder or any controlling person of any Noteholder, or by or on behalf of the Company, and shall survive delivery of the New Subordinated Notes and any transfer thereof other than any such transfer subsequent to the effectiveness of a registration statement under the Securities Act (except with respect to any representation or warranty which the Noteholders have knowledge is untrue and have waived in writing); provided, however, that if the representations and
                         --------  -------
warranties set forth in this Agreement shall be untrue, the Noteholders' claim for damages against the Company shall be subordinated to Senior Debt to the same extent as the New Subordinated Notes.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                               THE COMPANY:
                               -----------

                               DVI, INC.


                               By:   /s/ Steven R. Garfinkel
                                   ---------------------------------------------
                                     Name:  Steven R. Garfinkel
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                               THE NOTEHOLDERS:
                               ---------------

                               HANNAH S. AND SAMUEL A. COHN
                               MEMORIAL FOUNDATION


                               By:  *
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                    Fleet Bank/formerly known as Summit Bank as Trustee for the Hannah & Samuel A. Cohn Memorial Foundation
                                    100 Broadhead Road
                                    Bethlehem, PA 18017
                                    Attention: Jane Kapinas, Vice President


                               LUCKMAN FAMILY VENTURES


                               By:  *
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                    c/o Robert C. Luckman and Melvin L. Katten
                                    1210 North Avenue
                                    Highland Park, IL 60015


                                    *
                               -------------------------------------------------
                               Delbert Coleman

                                    Bank: Chase Manhattan Bank
                                    City: New York City, New York
                                    ABA#: 021 000 021
                                    Acct#: 066 92 221
                                    Acct. Name: National Financial Services,
                                                 Inc.

                               GRANITE CAPITAL, L.P.



                               By:  *
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                    126 East 56/th/ Street
                                    New York, NY 10022
                                    Attention:  Lloyd Moskowitz


                               CANADIAN IMPERIAL BANK OF COMMERCE TRUST COMPANY (BAHAMAS) LIMITED, as Trustee of Settlement T-1740 Trusts #14, #27, #28, #29, #30, #31, #32, #33, #34, #35 and #36


                               By:  *
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                    Bank of New York
                                    New York, NY
                                    ABA#: 021 000 018
                                    Acct: 890-0291-729
                                    Attention: Domestic Money Transfer For
                                    Credit To International Clearing Associates.
                                    Acct#: T-1740



                                    *
                               -------------------------------------------------
                               Edward A. Newman, M.D.

                                    Unit 18 - E
                                    179 East Lake Shore Drive
                                    Chicago, IL 60611



                                    *
                               -------------------------------------------------
                               Herbert J. Siegel

                                    c/o Chris-Craft Industries
                                    767 Fifth Avenue
                                    New York, NY 10153

                                    *
                               -------------------------------------------------
                               Gerald L. Cohn Revocable Trust

                                    Gerald L. Cohn Revocable Trust
                                    47 Coxe Street
                                    Hazleton, PA 18201
                                    Attention:  Trustee


                                    *
                               -------------------------------------------------
                               Brenda McHugh

                                    Brenda McHugh
                                    c/o Michael Landes
                                    6677 N. Lincoln Avenue
                                    Lincolnwood, Il 60646

                                    Bank: Northern Trust
                                    City: Chicago, IL
                                    ABA#: 071 000 152
                                    Acct#: G/L acct# 5186011000
                                    Name:
                                    Ref: For credit to A/C 23-05004


                                    *
                               -------------------------------------------------
                               Sandy Jordan

                                    Sandy Jordan
                                    19333 Collins Avenue
                                    Apt.# 2206
                                    Sunny Isle Beach, Fl 33160


                                    *
                               -------------------------------------------------
                               Richard Weiss and Gail Weiss, JTWROS

                                    9050 S.W. 69th Court
                                    Miami, FL 33156

                                    *
                               -------------------------------------------------
                               Robert C. Luckman Revocable Trust

                                    c/o Robert C. Luckman
                                    1210 North Avenue
                                    Highland Park, IL 60035


                                    *
                               -------------------------------------------------
                               S.L.K. Retirement Trust

                                    c/o Sidney Klemow
                                    Fulton Court & Spring Street
                                    Hazleton, PA 18201


                                    *
                               -------------------------------------------------
                               Sidney Luckman Revocable Trust

                                    c/o Robert C. Luckman
                                    Sydney Luckman Revocable Trust
                                    1210 North Avenue
                                    Highland Park, IL 60035


                                    *
                               -------------------------------------------------
                               William C. Bartholomay

                                    875 North Michigan Avenue, 19th Floor
                                    Chicago, IL 60611


                               YEHUDA BEN-ARIEH RESIDUARY TRUST


                               By:  *
                                  ----------------------------------------------
                                    Name: Marshall E. Eisenberg, Co-Trustee
                                    Title:

                                    c/o Neal, Gerber & Eisenberg
                                    2 North LaSalle
                                    22/nd/ Floor
                                    Chicago, Illinois 60602
                                    Attention:  Marshall Eisenberg, Esquire

*Executed by Power of Attorney

 /s/ Steven R. Garfinkel
--------------------------------
By: Steven R. Garfinkel
Title: Executive Vice President and Chief Financial Officer, DVI, Inc.

                                   SCHEDULE 1
                                   ----------


=====================================================================================================
                                                   Principal Amount            Principal Amount
             Name of Noteholder                of Old Subordinated Notes   of New Subordinated Notes
             ------------------                --------------------------  -------------------------
-----------------------------------------------------------------------------------------------------
Hannah S. and Samuel A. Cohn Memorial                       $  200,000                $  200,000
              Foundation
-----------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce Trust                     7,600,000                 7,600,000
 Company, as Trustee of Settlement T-1740
  Trusts #14, #27, #28, #29, #30, #31, #32,
           #33, #34, #35 and #36
-----------------------------------------------------------------------------------------------------
         Luckman Family Ventures                               100,000                   100,000
-----------------------------------------------------------------------------------------------------
             Delbert Coleman                                 1,000,000                 1,000,000
-----------------------------------------------------------------------------------------------------
             Edward A. Newman                                  100,000                   100,000
-----------------------------------------------------------------------------------------------------
             Herbert J. Siegel                                 500,000                   500,000
-----------------------------------------------------------------------------------------------------
      Gerald L. Cohn Revocable Trust                           800,000                   800,000
-----------------------------------------------------------------------------------------------------
             Brenda McHugh                                     250,000                   250,000
-----------------------------------------------------------------------------------------------------
             Sandy Jordan                                      200,000                   200,000
-----------------------------------------------------------------------------------------------------
  Richard Weiss and Gail Weiss, JTWROS                         100,000                   100,000
-----------------------------------------------------------------------------------------------------
             Robert Luckman                                    100,000                   100,000
-----------------------------------------------------------------------------------------------------
          S.L.K. Retirement Trust                              100,000                   100,000
-----------------------------------------------------------------------------------------------------
     Sidney Luckman Revocable Trust                            400,000                   400,000
-----------------------------------------------------------------------------------------------------
             William C. Bartholomay                            100,000                   100,000
-----------------------------------------------------------------------------------------------------
          Granite Capital, L.P.                              2,000,000                 2,000,000
-----------------------------------------------------------------------------------------------------
     Yehuda Ben-Arieh Residuary Trust                          200,000                   200,000
=====================================================================================================

                            Schedule 2.4 - Conflicts
                            ------------------------

                                     None.

                         Schedule 2.7 - Capitalization
                         -----------------------------


     The following table sets forth the capitalization and short-term bank borrowings of the Company at March 31, 2001 and as adjusted to reflect the issuance of the New Subordinated Notes offered hereby.

                                                                            As of March 31, 2001
                                                                         --------------------------
                                                                                            As
                                                                           Actual        Adjusted
                                                                         ----------     -----------
                                                                              (in thousands)
Borrowings under warehouse facilities                                   $  356,179       $  356,179
Long-term debt:
      Discounted Receivables (primarily limited recourse)                  474,547          474,547
      9 7/8% Senior Notes due 2004                                         155,000          155,000
      Other debt                                                            64,712           64,712
      Old Subordinated Notes/(1)/                                           13,750              ---
      New Subordinated Notes Due 2004/(1)/                                     ---           13,750
                                                                        -----------     -----------
        Total debt                                                       1,064,188        1,064,188
                                                                        -----------     -----------


Shareholders' equity:
      Preferred Stock, $10.00 par value:  100,000 shares authorized,
        no shares issued                                                       ---              ---
      Common Stock, $.005 par value:  25,000,000 shares authorized:
        14,325,021 issued and outstanding                                       72               72
      Additional capital                                                   136,606          136,606
      Retained earnings                                                     95,174           95,174
Accumulated other comprehensive loss                                       (13,341)         (13,341)
                                                                        -----------     -----------
        Total shareholders' equity                                         218,511          218,511
                                                                        -----------     -----------

Total shareholders' equity and debt                                     $1,282,699       $1,282,699
                                                                        ===========     ===========

__________
(1) Assumes that all Old Subordinated Notes are exchanged for New Subordinated Notes.

                           Schedule 2.9 - Absence of
                           Certain Changes or Events
                           -------------------------

                                     None.

                        Schedule 2.11 - Credit Agreement
                         Representations and Warranties
                         ------------------------------

                                     None.

                          Schedule 7.2(c) - Litigation
                          ----------------------------

                                     None.

                                   EXHIBIT A

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption under such Act and the rules and regulations thereunder. The transfer of such securities is subject to the restrictions set forth in Article XI of that certain Note Exchange Agreement, dated August 1, 2001, among DVI, Inc. and the Noteholders listed on the signature pages thereto, copies of which are available for inspection at the offices of DVI, Inc., and such securities may be transferred only in compliance with the terms and conditions of said
     Article XI of said Note Exchange Agreement.

                                _________________

                     9 1/8 % Convertible Subordinated Note
                                    Due 2004
No. ___

$ _________                                                   _________, 2001

     FOR VALUE RECEIVED, the undersigned, DVI, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _______________________________or registered assigns, at the place set forth in the Agreement (as hereinafter defined) the principal sum of __________ Dollars on ________, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof from the date of issuance thereof until ________, 2004 or until the principal thereof shall have become due and payable, at the rate of 9 1/8% per annum, payable quarterly on __________, __________, __________ and __________ in
each year, commencing _________, 2001; provided, however, that to the extent permitted by law interest shall be due and payable on any overdue installment of principal or interest at a rate of 11 1/8% per annum from the date such payment was due, payable on demand. This Note is subject to optional redemption at the times, in the amounts and subject to the conditions set forth in the Agreement.

     Payments of both principal and interest are to be made by wire transfer to [____________________], or in such other manner or to such other place in the United States of America as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a duly authorized issue of 9 1/8% Convertible Subordinated Notes due _______, 2004 of the Company, originally issued pursuant to a Note Exchange Agreement (the "Agreement") dated ______, 2001, among the Company and the signatories listed on the signature pages to the Agreement, and is entitled to the benefit of the Agreement, and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement. As provided in the Agreement, (i) this Note is subject to redemption, in whole or in part, as specified in such Agreement, (ii) the payment of the principal of, premium, if any, and interest on this Note is expressly subordinated on the terms and conditions set forth in the Agreement to the payment of all Senior Debt, as defined in the Agreement, and (iii) this Note may be transferred only upon fulfillment by the Company and the holder hereof of conditions specified in the Agreement.

     As provided and subject to the restrictions on transfer set forth in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     This Note shall be governed by and enforced in accordance with the laws of the State of Illinois without regard to the conflict of laws principles thereof.

     Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting this Note, including reasonable attorney's fees and expenses.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, this Note may be declared due and payable in the amount, in the manner and with the effect provided in the Agreement.

                                    DVI, INC.



                                    By:_________________________

                                     Title:_____________________

                                                                       EXHIBIT B
                                                                       ---------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     Registration Rights Agreement (the "Agreement"), dated as of ________, 2001, by and among DVI, Inc., a Delaware corporation (the "Company"), and the Persons (other than the Company) who execute this Agreement on the signature pages hereto.

                                R E C I T A L S:
                                ---------------


     This Agreement is made pursuant to the Note Exchange Agreement, dated as of the date hereof (the "Exchange Agreement") by and among the Company and the signatories thereto, which provides for the issuance of up to an aggregate of $13,750,000 principal amount of 9 1/8% Convertible Subordinated Notes due 2004 (the "Notes") in exchange for up to an aggregate of $13,750,000 principal amount of 9 1/8% Convertible Subordinated Notes due 2002 (the "Old Subordinated Notes") issued pursuant to the Note Purchase Agreement dated as of June 21, 1994 among the Company and the purchasers listed on the signature pages thereto (the "Note Purchase Agreement"). The Notes are convertible at the option of the Holders thereof into shares of common stock of the Company, par value $.005 (the "Common Stock") at the rate of $10.60 per share, subject to adjustment. The shares of Common Stock into which the Notes are convertible are referred to herein as the "Shares". In order to induce the Holders to enter into and perform their respective obligations under the Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Exchange Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   Definitions.
          -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Common Stock" has the meaning set forth in the Recitals.
           ------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

          "Exchange Agreement" has the meaning set forth in the Recitals.
           ------------------

          "Holder" means a Person (other than the Company) who executes this
           ------
Agreement on the signature pages hereto and any Person who becomes a Holder after the date of this Agreement pursuant to Paragraph 9(a).

          "Indemnified Party" has the meaning set forth in Paragraph 4(c).
           -----------------

          "Indemnifying Party" has the meaning set forth in Paragraph 4(c).
           ------------------

          "Initiating Group" shall mean one or more holders of Registrable
           ----------------
Securities which represent in the aggregate a Majority of the Registrable Securities.

          "Majority of the Registrable Securities" shall mean a majority of the
           --------------------------------------
Registrable Securities which are outstanding as of the date of this Agreement.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Note Purchase Agreement" has the meaning set forth in the Recitals.
           -----------------------

          "Notes" has the meaning set forth in the Recitals.
           -----

          "Old Subordinated Notes" has the meaning set forth in the Recitals.
           ----------------------

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

          "Registrable Securities" means (i) the Shares; (ii) the shares of
           ----------------------
Common Stock and other securities into which the Shares are convertible from time to time; (iii) the shares of Common Stock issued or issuable as dividends on the Shares; (iv) any other security issued in exchange for any of the Shares; and (v) any other securities deemed included in the term "Registrable Securities" pursuant to Paragraph 8 hereof, in each case until any such security ceases to be a Registrable Security in accordance with Paragraph 2(a) hereof.

          "Registration Expenses" means all expenses incident to the Company's
           ---------------------
performance of or compliance with Paragraphs 3 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and the fees and expenses of counsel for the underwriter, costs of printing prospectuses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance).

          "Registration Statement" means any registration statement of the
           ----------------------
Company which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, all materials incorporated by reference in, the Registration Statement.

          "SEC" means the United States Securities and Exchange Commission or
           ---
any similar agency then having the authority to enforce the Exchange Act or the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar or successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" means all fees and expenses of underwriters
           ----------------
including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities.

          "Stockholder" means any holder of equity securities issued by the
           -----------
Company.

          "Shares" has the meaning set forth in the Recitals.
           ------

     2.   Securities Subject to this Agreement.
          ------------------------------------

          (a) Registrable Securities.  The securities entitled to the benefits
              ----------------------
of this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (i) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (iii) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act or any state "blue sky" or similar law then in effect; or (iv) the security has ceased to be outstanding.

          (b) Holders of Registrable Securities.  This Agreement is for the
              ---------------------------------
benefit of any holder of Registrable Securities, irrespective of whether such holder is a signatory to this Agreement, provided the Registrable Securities were not acquired by the holder in a transaction which violated any of the restrictions on transfer contained in the Exchange Agreement.

     3.   Registration under the Securities Act.  As soon as practicable, but in
          -------------------------------------
no event later than 30 days following the date of this Agreement, the Company shall cause to be filed with the Commission a registration statement and related prospectus including any preliminary prospectus and documents incorporated by reference on Form S-3 or any other appropriate form that in each case complies as to form in all material respects with applicable Commission rules, providing for registration of the sale by each of the Noteholders of such Noteholder's Registrable Securities, and shall use its reasonable best efforts to cause the registration statement to be declared effective by the Commission as soon as reasonably practicable following the filing thereof, but in no event later than 90 days following the date of this Agreement. The Company shall have the right to defer its obligations under this Paragraph 3 for up to 90 days if, in the Company's good faith judgment, effecting the shelf registration would be materially detrimental to the Company and an executive officer of the Company so notifies the Noteholders in writing.

     4.   Indemnification.
          ---------------

          (a) The Company will indemnify each Holder of the Registrable Securities requesting or joining in a registration, each Person who controls such holder within the meaning of Section 15 of the Securities Act, and each underwriter of the securities so registered and each Person who controls such underwriter, and their respective successors, against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which such holder or such other Person may become subject under the Securities Act or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each Person who controls such Holder within the meaning of Section 15 of the Securities Act and each such underwriter, and their respective successors, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be required to indemnify any holder or underwriter or Person which controls any holder or underwriter for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon any written information provided by such holder or underwriter, respectively, for inclusion in the Registration Statement.

          (b) Each Holder requesting or joining in a registration will indemnify the Company against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which the Company may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such holder requesting or joining in a registration specifically for use in the preparation thereof. Notwithstanding the foregoing, it is further agreed that this indemnity is limited to the proceeds received by such Selling Holder pursuant to the registration, and such selling holder will reimburse the Company for expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action to the extent, but only to the extent, of such Selling Holder's proceeds from the registration; provided, however, that the Holders shall not be required to indemnify the Company for any cost, expense, demand, claim, loss, damage, liability, fine or penalties which arise out of or are based upon any written information provided by the Company.

          (c) Each party entitled to indemnification under this Paragraph 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be
unreasonably withheld or delayed).   The Indemnified Party may participate in
such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (a) the Indemnifying Party has agreed in writing to pay such expenses, (b) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (c) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. In the event that the Indemnifying Party properly does not assume such defense, the Indemnifying Party shall not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably
withheld or delayed.   The failure of any Indemnified Party to give notice as
provided herein shall relieve the Indemnifying Party of its obligations under this Paragraph 4 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such
claim or any such litigation.   No Indemnifying Party, in the defense of any
such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party.

     5.   Contribution.
          ------------

          (a) If the indemnification provided for in Paragraph 4 from the Indemnifying Party is unavailable to the Indemnified Party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to thc amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Paragraph 8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Paragraph 5 were determined by pro
                                                                          ---
rata allocation or by any other method of allocation which does not take into
----
account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (c) If indemnification is available under Paragraph 8, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Paragraph 8 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Paragraph 5.

     6.   Hold-Back Agreements.
          --------------------

          (a) Restrictions on Public Sale by Holder of Registrable Securities.
              ---------------------------------------------------------------
To the extent consistent with applicable law, each holder of Registrable Securities whose Registrable Securities are included in a Registration Statement filed pursuant to Paragraph 3 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 under the Securities Act, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that no such restriction shall apply to sales of Registrable Securities made pursuant to that Registration Statement, which may be made at any time following the effective date of that Registration Statement.

          (b) Restrictions on Public Sale by the Company and Others.  The
              -----------------------------------------------------
Company shall not effect any public or nonpublic sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for any such securities or similar securities, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating or the commencement of a public distribution of Registrable Securities pursuant to any such Registration Statement (except (i) as part of such registration or pursuant to registrations on SEC Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

     7.   Rule 144 and Stock Exchange Listings.
          ------------------------------------

          So long as there are Registrable Securities outstanding:

          (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          (b) The Company will use its reasonable best efforts to avoid taking any action which would cause the Common Stock to cease to be eligible for inclusion on either of the National Association of Securities Dealers Automated Quotation System or for listing on any securities exchange on which it currently is or becomes listed.

     8.   Mergers, etc.
          -------------

          The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities."

     9.   Miscellaneous.
          -------------

          (a) Transfer of Certain Rights. The rights granted to the Holders
              --------------------------
under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing nothing herein shall prohibit: (i) any Holder from transferring any of its rights under this Agreement to any wholly-owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder, (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership, (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, or his or her spouse or other relatives, or (iv) any trustee of a trust which holds Registrable Securities from distributing such Registrable Securities to the beneficiaries of such trusts; provided that any such transferee under subparagraph (i), (ii), (iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder, the transferee shall become a "Holder" for purposes of this Agreement and the Company shall add the name and address of the transferee to Schedule I (and, to the extent the transferor no longer holds Registrable Securities, shall delete the name and address of the transferor).

          (b) Remedies. In the event of a breach by the Company of its
              --------
obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (c) No Inconsistent Agreements. The Company shall not on or after the
              --------------------------
date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. To the extent the Company on or after the date of this Agreement grants any superior or more favorable rights or terms to any Person with respect to its securities, any such superior or more favorable rights or terms shall also be deemed to have been granted simultaneously to the holders of Registrable Securities. The Company has not previously entered into or become a party to nor is it bound by any agreement with respect to its securities granting any registration rights to any Person which is inconsistent with the rights granted hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

          (d) Amendments and Waivers. The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of holders of at least a majority of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold by such holders, provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e) Notices. All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing and shall be delivered by hand, next-day courier service, registered or certified first-class mail, return receipt requested, telex, telegram or telecopier; if to a Holder, at the address set forth opposite such Holder's name on the signature page hereto or such other address as may have been furnished to the Company in writing; if to the Company, at 2500 York Road, Jamison, Pennsylvania 18929, and thereafter at such other address, notice of which is given in accordance with the provisions of this Paragraph 9(e).

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; one business day after sent if sent by courier service.

          (f) Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

          (g) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Severability. In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Entire Agreement. This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holders. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k) Attorneys' Fees. In any action or proceeding brought to enforce
              ---------------
any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover, and the court shall award, reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.

                                DVI, INC.



                              By:_____________________________________________
                                Name:
                                Title:

                              THE NOTEHOLDERS:
                              ---------------


                              HANNAH S. AND SAMUEL A. COHN
                              MEMORIAL FOUNDATION


                              By:_____________________________________________
                                    Name:
                                    Title:



                                    Summitt Bank, as Trustee for the Hannah &
                                    Samuel A. Cohn Memorial Foundation
                                    100 Broadhead Road
                                    Bethlehem, PA 18017
                                    Attention:  Mary Dougherty


                              LUCKMAN FAMILY VENTURES


                              By:_____________________________________________
                                    Name:
                                    Title:


                                    c/o Robert Luckman
                                    1210 North Avenue
                                    Highland Park, IL 60015




                              ________________________________________________
                              Delbert Coleman



                                    Bank: Chase Manhattan Bank
                                    City:  New York City, New York
                                    ABA#:  021 000 021
                                    Acct#:  066 92 221
                                    Acct. Name:  National Financial Services,
                                    Inc.

                              GRANITE CAPITAL, L.P.



                              By:_____________________________________________
                                    Name:
                                    Title:


                                    126 East 56/th/ Street
                                    New York, NY 10022
                                    Attention:  Lloyd Moskowitz


                              CANADIAN IMPERIAL BANK OF COMMERCE TRUST COMPANY (BAHAMAS) LIMITED, as Trustee of Settlement T-1740 Trusts #14, #27, #28, #29, #30, #31, #32, #33, #34, #35 and #36



                              By:_____________________________________________
                                    Name:
                                    Title:



                                    Bank of New York
                                    New York, NY
                                    ABA#: 021 000 018
                                    Acct: 890-0291-729
                                    Attention:   Domestic Money Transfer For
                                    Credit To International Clearing Associates.
                                    Acct#: T-1740


                              ________________________________________________
                              Edward A. Newman, M.D.


                                    Unit 18 - E
                                    179 East Lake Shore Drive
                                    Chicago, IL 60611


                              ________________________________________________
                              Herbert J. Siegel


                                    c/o Chris-Craft Industries
                                    767 Fifth Avenue
                                    New York, NY 10153

                              ________________________________________________
                              Gerald L. Cohn Revocable Trust


                                    Gerald L. Cohn Revocable Trust
                                    47 Coxe Street
                                    Hazleton, PA 18201
                                    Attention:  Trustee


                              ________________________________________________
                              Brenda McHugh


                                    Brenda McHugh
                                    c/o Michael Landes
                                    6677 N. Lincoln Avenue
                                    Lincolnwood, Il 60646

                                    Bank: Northern Trust
                                    City: Chicago, IL
                                    ABA#: 071 000 152
                                    Acct#: G/L acct# 5186011000
                                    Name:
                                    Ref: For credit to A/C 23-05004


                              ________________________________________________
                              Sandy Jordan


                                    Sandy Jordan
                                    19333 Collins Avenue
                                    Apt.# 2206
                                    Sunny Isle Beach, Fl 33160


                              ________________________________________________
                              Richard Weiss and Gail Weiss, JTWROS


                                    9050 S.W. 69th Court
                                    Miami, FL  33156

                              ________________________________________________
                              Robert Luckman



                                    1210 North Avenue
                                    Highland Park, IL 60035


                              ________________________________________________
                              S.L.K. Retirement Trust


                                    c/o Sidney Klemow
                                    Fulton Court & Spring Street
                                    Hazleton, PA 18201


                              ________________________________________________
                              Sidney Luckman Revocable Trust


                                    c/o Mr. Robert Luckman
                                    Sydney Luckman Revocable Trust
                                    1210 North Avenue
                                    Highland Park, IL 60035


                              ________________________________________________
                              William C. Bartholomay


                                    875 North Michigan Avenue, 19th Floor
                                    Chicago, IL 60611


                              YEHUDA BEN-ARIEH RESIDUARY TRUST



                              By:_____________________________________________

                                    Name: Marshall E. Eisenberg, Co-Trustee
                                    Title:



                                    c/o Neal, Gerber & Eisenberg
                                    2 North LaSalle
                                    22/nd/ Floor
                                    Chicago, Illinois 60602
                                    Attention:  Marshall Eisenberg, Esquire

                                                                       EXHIBIT C
                                                                       ---------

                               WARRANT AGREEMENT
                               -----------------


     THIS WARRANT AGREEMENT (this "Agreement") is dated as of ____________, by and among [name of surviving corporation], a [____] corporation (the "Company"), and the persons whose signatures appear on the signature pages hereto under the heading "Warrant Holders" (each, a "Warrant Holder" and collectively, the "Warrant Holders").

                              W I T N E S S E T H:

     WHEREAS, the Company's authorized capital stock consists of [_____] shares of common stock, par value [ $] per share (the "Common Stock"), and [ ] shares of preferred stock, par value [$_____] per share;

     WHEREAS, the Warrant Holders are parties to that certain Note Exchange Agreement, dated as of the ______, 2001, which Exchange Agreement provides for the issuance to the Warrant Holders of certain warrants; and

     WHEREAS, subject to the terms and provisions hereof, each warrant to purchase Common Stock (individually, a "Warrant", and, collectively, the "Warrants") issued under this Agreement entitles the Warrant Holder thereof to purchase one share of Common Stock at the price designated as the "Exercise Price" herein (subject to adjustment hereunder).

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                 FORM OF WARRANT

     The Warrants shall be evidenced by a certificate (the "Warrant Certificate"). The text of the Warrant Certificate (and the related forms of exercise and assignment) shall be substantially in the form attached hereto as Exhibit A and may have such identification, designation and information thereon
---------
as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

                                   ARTICLE II

                  EXERCISE PRICE, TERM, AND METHOD OF EXERCISE

     Section 2.01.   Exercise Price. Unless adjusted as otherwise provided
                     --------------
herein, the exercise price ("Exercise Price") for each share of Common Stock purchased upon exercise of a Warrant issued hereunder shall be [$_____] per share. The Exercise Price shall be adjusted upon the occurrence of certain events as set forth in Article II hereof.

     Section 2.02.   Warrant Rights and Term. Each Warrant shall entitle the
                     -----------------------
Warrant Holder, upon exercise thereof and subject to the provisions thereof and of this Agreement, including provisions relating to adjustments upon the occurrence of certain events as set forth in Article III hereof, to purchase from the Company one fully paid and nonassessable share of Common Stock at the then Exercise Price, upon the occurrence of a Capital Change (as defined in Section 3.05 hereof) or at any time after the date hereof, until the expiration of the Warrant at 5:00 p.m., [the Company's principal place of business] time, on

 _________, 2004 or, if the date hereof, is not a business day in the City of [the Company's principal place of business] then on the next succeeding business day (the "Expiration Date").

     Section 2.03.   Expiration. Each Warrant not exercised by 5:00 p.m., [the
                     ----------
Company's principal place of business] time, on the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall thereupon cease.

     Section 2.04.   Method of Exercise. The Warrant Holder may exercise its
                     ------------------
rights with respect to all or any whole number of Warrants evidenced by the Warrant Certificate. Exercise shall be effected by surrender of the Warrant Certificate, with the exercise form thereon duly executed, to the Company at its offices as designated in Section 5.04 hereof, together with the Exercise Price for each Warrant that is exercised. Payment of the Exercise Price shall be made by (a) certified check payable in lawful money of the United States of America to the order of the Company, (b) by wire transfer of immediately available funds to an account designated by the Company, (c) tender of all or any portion of the Notes (as defined in the Exchange Agreement) held by the Warrant Holder, plus accrued interest thereon, or (d) tender of all or any portion of accrued interest on such Notes due to the Warrant Holder.

     Upon receipt of the Warrant Certificate with the exercise form duly executed and accompanied by full and proper payment of the Exercise Price for the shares of Common Stock purchased thereby, the Company shall deliver to, or, subject to Section 3.2 of the Exchange Agreement, in accordance with the instructions of, the Warrant Holder certificates for the total number of whole shares of Common Stock for which the Warrants evidenced by such Warrant Certificate are being exercised.

     In the event that the Warrant Holder shall exercise rights with respect to less than all of the Warrants evidenced by the Warrant Certificate surrendered upon the exercise of Warrants, a new Warrant Certificate for the balance of such Warrants shall be delivered to, or, subject to Section 3.2 of the Exchange Agreement, in accordance with the instructions of, the Warrant Holder.

     Section 2.05.   Cancellation of Warrants. In the event the Company shall
                     ------------------------
purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Company and be cancelled by it and retired. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

                                   ARTICLE III

                   ADJUSTMENTS TO WARRANTS UPON CERTAIN EVENTS

     Section 3.01.   Mechanical Adjustments. The number of shares of Common
                     ----------------------
Stock purchasable upon the exercise of each Warrant (such shares being referred to in this Article III as the "Warrant Shares") and the Exercise Price shall be subject to adjustment as follows if any of the events listed in (a) - (c) below occur prior to exercise of each Warrant:

          (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior thereto shall be adjusted so that the number of Warrant Shares purchasable upon exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. If the Company declares a dividend in money or its Common Stock and at substantially the same time offers its stockholders a right to purchase new shares of Common Stock from the proceeds of such dividend, or for an amount substantially equal to such dividend, all shares of Common Stock so issued shall for purposes hereof be deemed issued as a stock dividend.



          (b) In case the Company shall (i) sell or issue shares of its Common Stock, (ii) issue rights, options or warrants to subscribe for or purchase shares of Common Stock, or (iii) issue or sell other rights or securities convertible into or for the purchase of shares of Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as hereinafter defined) per share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Price per share of Common Stock. Such adjustment shall be made whenever such shares, rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). To the extent that rights, options or warrants expire unexercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted to the number which would then be in effect had the adjustments made upon the issuance of such rights, warrants or options been made upon the basis of only the number of shares of Common Stock delivered pursuant to rights, options or warrants actually exercised.

          (c) In case the Company shall distribute to all holders of its shares of Common Stock shares of stock other than Common Stock or evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or retained earnings and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on the record date mentioned below in this paragraph (c), and of which the denominator shall be the Current Market Price per share of Common Stock on such record date, less the then fair value (as reasonably determined by the Board of Directors of the Company, whose determination, if made in good faith, shall be conclusive) of the portion of the shares of stock other than Common Stock or assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          (d) Notwithstanding the foregoing, the provisions of this Section 3.01 shall not apply to (i) any offering of capital stock of the Company in an underwritten public offering pursuant to a firm commitment (as opposed to best efforts) from the underwriter and (ii) any issuance of shares of capital stock of the Company under any bona fide compensation program for the benefit of the employees, officers, directors or consultants of the Company or its subsidiaries, which compensation plan is (a) in the effect as of the date hereof, but only to the extent of shares currently authorized as of the date hereof or (b) following the date hereof is approved in writing by holders of Warrants owning a majority in amount of the Warrants then outstanding.

          (e) For the purposes of this Agreement, "Current Market Price of the Common Stock" means the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (i) the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed, (ii) if not listed as described in clause (i), the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the "NASDAQ System"), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clauses (i) or (ii), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause
     (iii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term "Trading Days" means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

          (f) In the event that the provisions of this Article III fail as a result of an unintentional oversight to provide expressly for the adjustment of the Exercise Price or the number of Warrant Shares purchasable upon exercise of each Warrant under circumstances that, based upon the purposes and intentions expressed herein, would otherwise have been addressed, the Board of Directors of the Company shall, in good faith, cause an equitable adjustment to be made to the Exercise Price or the number of Warrant Shares purchasable upon exercise of each Warrant to correct such an oversight.

     Section 3.02.   Adjustment for De Minimis Change. No adjustment in the
                     --------------------------------
number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 3.02 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest whole share, as the case may be, and no fractional shares shall be issued.

     Section 3.03.   Adjustment of Exercise Price. Whenever the number of
                     ----------------------------
Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

     Section 3.04.  Notice of Adjustment. Whenever the number of Warrant Shares
                    --------------------
purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail to the Warrant Holder, in accordance with Section 5.04, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Chief Accounting Officer of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     Section 3.05.   Effect of Sale, Merger or Consolidation. In the event of
                     ---------------------------------------
(i) any reclassification (other than a change in par value) of the Common Stock,
(ii) any conversion of the Common Stock into securities of another corporation,
(iii) the consolidation of the Company with, or the merger of the Company with or into, any other corporation where the Common Stock is converted into other securities or property (including cash) or (iv) in the event of the sale of all or substantially all of the properties and assets of the Company to any person as a consequence of which, with respect to any of the matters described in clauses (i) through (iv) of this Section 3.05, those persons who held all of the voting shares of the Company immediately prior to such transaction hold less than a majority of the voting shares or less than a majority of the beneficial interest in the resulting or surviving corporation (each such event hereinafter being referred to as a "Capital Change"), each Warrant shall be exercisable after such Capital Change, upon the terms and conditions specified in this Agreement, only for the number of shares of stock or other securities or property (including cash) of the Company or of the person into which shares of Common Stock are converted or resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the shares of Common Stock issuable (immediately prior to such Capital Change) upon exercise of such Warrant would have been entitled upon such Capital Change. In any such case, if necessary, the provisions set forth in this Article III with respect to the rights and interests thereafter of the Warrant Holder shall be appropriately adjusted so as to be reasonably applicable to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants.

     The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purpose of this Section. The Company shall not effect any consolidation, merger or sale resulting in a Capital Change, unless prior to or simultaneously with the consummation thereof, any successor person or person purchasing such assets shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or property (including cash) as the Warrant Holders may be entitled to receive upon exercise of the Warrants in accordance with the foregoing provisions, and the other obligations of the Company under this Warrant Agreement.

     Section 3.06.   Election to Increase Warrants Instead of Shares of Common
                     ---------------------------------------------------------
Stock Per Warrant. The Company may elect, on or after the date of any adjustment
-----------------
of the Exercise Price, to adjust the number of Warrants in substitution for any adjustment in the number of Warrant Shares pursuant to Section 3.01. Each Warrant held of record immediately prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest whole warrant) obtained by (i) multiplying the number of Warrants held of record prior to adjustment of the number of Warrants by the Exercise Price in effect prior to adjustment of the Exercise Price and
(ii) dividing the product so obtained by the Exercise Price in effect after adjustment of the Exercise Price. The Company shall notify the Warrant Holder of the Company's election to adjust the number of Warrants (in substitution for its obligation to adjust the number of Warrant Shares issuable upon the exercise of a Warrant pursuant to Section 3.01), indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Exercise Price is adjusted or any date thereafter, but shall be at least 10 days later than the date of the notification of the Company's election. Upon each adjustment of the number of Warrants pursuant to this Section, the Company shall, as promptly as practicable, distribute to the Warrant Holder a Warrant Certificate evidencing the additional Warrants to which the Warrant Holder shall be entitled as a result of such adjustment, or, at the option of the Company, shall distribute to the Warrant Holder in substitution and replacement for the Warrant Certificates held by the Warrant Holder prior to the date of the adjustment, and upon surrender thereof, if required by the Company, a new Warrant Certificate evidencing all the Warrants to which the Warrant Holder shall be entitled after such adjustment.

     Section 3.07.   Notice of Certain Events. In the event that at any time
                     ------------------------
prior to the expiration of the Warrants and prior to their exercise in full:

     (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock);

     (b) the Company shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto;

     (c) the Company shall declare any stock split, stock dividend, subdivision, combination or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock;

     (d) there shall be any Capital Change in the Company or any merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants); or

     (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entity);


(each such event hereinafter referred to as a "Notification Event"), the Company shall mail to the Warrant Holder, not less than 15 days prior to the record date, if any, in connection with such Notification Event (provided, however, that, if there is no record date, or, if 15 days' prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants.

     Section 3.08.   Effect of Adjustment on Warrant Certificates. Except as
                     --------------------------------------------
provided in Section 3.06, the form of Warrant Certificate need not be changed because of any change in the Exercise Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Article III, and Warrant Certificates issued before or after such change may state the same Exercise Price, the same number of Warrants and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                   ARTICLE IV

                            RIGHTS OF WARRANT HOLDERS

     Section 4.01.   No Rights as Stockholders. The Warrant Holders, as such,
                     -------------------------
shall not be entitled to vote or to receive dividends or otherwise be deemed to be the holder of shares of Common Stock for any purpose, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a stockholder of the Company or any right to vote upon or give or withhold consent to any action of the Company (whether upon any reorganization, issuance of securities, reclassification or conversion of Common Stock, consolidation, merger, sale, lease, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices expressly provided for in this Agreement) or receive dividends or subscription rights, until such Warrant Certificates shall have been surrendered for exercise accompanied by full and proper payment of the Exercise Price as provided in this Agreement and shares of Common Stock thereunder shall have become issuable and until such person shall have been deemed to have become a holder of record of such shares. If, at the date of surrender of such Warrant Certificate and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, certificates for the shares of Common Stock shall be issuable on the date on which such books shall next be open (whether before, on or after the Expiration Date) and, until such date, the Company shall be under no duty to deliver any certificate for such shares of Common Stock. The Warrant Holder shall, upon the exercise of Warrants, not be entitled to any dividends if the record date with respect to payment of such dividends shall be a date prior to the date such shares of Common Stock became issuable upon the exercise of such Warrants.

     Section 4.02.   Replacement Warrants. If any Warrant Certificate is lost,
                     --------------------
stolen, mutilated or destroyed, the Company may, upon receipt of evidence satisfactory to the Company of such loss, theft, mutilation or destruction and on such terms as to indemnity or otherwise as the Company may in its discretion require (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), issue a new Warrant Certificate of like denomination and tenor as the lost, stolen, mutilated or destroyed Certificate. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay any such reasonable charges as the Company may prescribe. In the event any Warrant Certificate is lost, stolen, mutilated or destroyed, and the owner thereof desires to exercise the Warrants evidenced thereby, the Company may, in lieu of issuing a substitute Warrant Certificate, authorize the exercise thereof upon receipt of the above evidence and on such terms of indemnity as it may require; provided, however, that the original Warrant Holders shall not be required to provide such an indemnity.

     Section 4.03.   Maintenance of Sufficient and Proper Shares of Common
                     -----------------------------------------------------
Stock.

     (a) The Company shall at all times reserve and keep available a number of authorized shares of Common Stock sufficient to permit the exercise in full of all outstanding Warrants.

     (b) If at any time the taking of any action would cause an adjustment in the Exercise Price so that the exercise of a Warrant while such Exercise Price is in effect would cause a share of Common Stock to be issued at a price below its then par value, the Company shall take such action as may, in the opinion of its counsel, be necessary in order that it may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants at such Exercise Price.

     Section 4.04.  Legend. The certificates evidencing Warrants shall bear the
                    ------
legend set forth in Exhibit A hereto and the shares of Common Stock issuable upon the exercise of the Warrants shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

     Section 4.05.   No Dilution or Impairment. The Company will not, by
                     -------------------------
amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as any be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise and (b) will not effect a subdivision or split-up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock.

                                   ARTICLE V

                                    GENERAL

     Section 5.01.   Taxes on Issuance of Shares of Common Stock. All shares of
                     -------------------------------------------
Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect to the issue or delivery thereof other than taxes imposed on net income of the Warrant Holders as a result of the exercise of the Warrants and receipt of shares of Common Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     Section 5.02.   Dates and Times. If any date set forth in this Warrant
                     ---------------
Agreement shall fall on a day other than a full business day in [the Company's principal place of business], said date shall be deemed to be the next full business day succeeding that date. All times shall be the legal time then in effect in [the Company's principal place of business].

     Section 5.03.   Binding Agreement. All of the covenants and provisions of
                     -----------------
this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon or give to any person or corporation, other than the Company and the Warrant Holder, any legal or equitable right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement herein, and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Holder and their respective successors and assigns.

     Section 5.04.   Notices. Any communication or notice deemed to be given
                     -------
hereunder shall be duly given if in writing and delivered, or sent by first class mail, certified or registered, postage prepaid and addressed as follows:

             (a)     If to the Company:


                     [TO BE SUPPLIED]

             with a copy to:

                     [TO BE SUPPLIED]

             (b)     If to the Warrant Holders:

                     at the addresses on the signature pages hereto

             with a copy to:

                     [TO BE SUPPLIED]

     Any party may change the address to which any communication, notice or demand shall be given by giving notice of such change in conformity with the provisions of this Section.

     Section 5.05.   Governing Law. This Agreement and each Warrant issued
                     -------------
hereunder shall be governed by and construed in accordance with the laws of the State of [Delaware], without giving effect to conflict of laws provisions thereof.

     Section 5.06.   Headings. The Article and Section headings herein are for
                     --------
convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

     Section 5.07.   Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                            COMPANY:



                            [THE COMPANY]


                            By: _______________________
                                Name:
                                Title:

                            WARRANT HOLDERS:

                                                                       EXHIBIT A

                         (Form of Warrant Certificate)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

No. ____

                                                                          [Date]

                                                            [Number of Warrants]


       VOID AFTER 5:00 P.M., [the Company's principal place of business]

                      ON _______, 2004 (UNLESS EXTENDED),

                             [NAME OF THE COMPANY]

                        WARRANT TO PURCHASE COMMON STOCK


     This Warrant Certificate certifies that [Warrant Holder's Name], or registered assigns, is the registered holder of _________ Warrants (the "Warrants") to purchase shares of the Common Stock, par value [$_____] per share ("Common Stock"), of [name of the Company], a [_________] corporation (the "Company"). Each Warrant entitles the holder thereof to purchase from the Company, upon the occurrence of a Capital Change (as defined in Section 3.05 of the Warrant Agreement) or after the date hereof and on or before _________, 2004 or, if _________, 2004 is not a business day in the City of [the Company's principal place of business], then on the next succeeding business day (the "Expiration Date"), subject to extension by the Company, one fully paid and nonassessable share of Common Stock, upon presentation and surrender of this Warrant Certificate, with the Form of Election to Purchase duly executed, at the corporate office of the Company and upon proper payment of the Exercise Price (as defined below). Subject to adjustment as provided in the Warrant Agreement between the Company and the Warrant Holder, dated as _________, 2001 (the "Warrant Agreement"), the exercise price ("Exercise Price") for each Warrant evidenced hereby shall be [$_______] per full share. This Warrant will expire at 5:00 p.m., [the Company's principal place of business] time, on the Expiration Date. Payment of the Exercise Price shall be made pursuant to the terms of the Warrant Agreement. As provided in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of the Warrants are, upon the happening of certain events, subject to modification or adjustment.

     This Warrant may be exercised in whole or in part by presentation of this Warrant with the exercise form annexed hereto duly executed, and simultaneous payment of the Exercise Price at the principal office of the Company in Los Angeles.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions of such Agreement relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate.

     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the number of warrants not exercised.

     No holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any reorganization, issuance of stock, reclassification or conversion of stock, change of par value, or exchange of stock, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become issuable as provided in the Warrant Agreement.

     Except as specifically set forth in the Warrant Agreement, this Warrant may not be transferred or otherwise disposed of without the prior consent of the Company.

     WITNESS the signatures of the proper officers of the Company.

Dated: ___________                  [THE COMPANY]


                                     By:________________________
                                        Name:
                                        Title:

                                    FORM OF

                              ELECTION TO PURCHASE

To:  [THE COMPANY]

     The undersigned hereby irrevocably elects to exercise _____________________ Warrants represented by this Warrant Certificate, and to purchase the Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of

________________________________________________________________________________
                                     (Name)

________________________________________________________________________________
                                   (Address)

________________________________________________________________________________
                 (Social Security or other Identifying Number)

and be delivered to

________________________________________________________________________________
                                     (Name)

at _____________________________________________________________________________
                                   (Address)

and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be delivered to the undersigned at the address stated above.

Dated: _______________________

Name of Warrant Holder:      ___________________________________________________
                             (Please Print)

                             Signature:_________________________________________

                             Address:___________________________________________

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns and transfers unto ______________ ________ the right represented by the within Warrant to purchase shares of Common Stock of [THE COMPANY] to which the within Warrant relates, and appoints ______________Attorney-in-fact to transfer such right on the books of [THE COMPANY] with full power of substitution in the premises.

Dated:____________            __________________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Signed in the presence of:

_______________________________

                                                                       EXHIBIT D
                                                                       ---------

                     WARRANT REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

     Registration Rights Agreement (the "Agreement"), dated as of ________, by and among [name of surviving corporation], a [______] corporation (the "Company"), and the Persons other than the Company who are signatories hereto.

                                R E C I T A L S:

     This Agreement is made pursuant to the Note Exchange Agreement, dated as of _____ __, 2001 (the "Exchange Agreement") by and among DVI, Inc. and the signatories thereto which provides for the issuance under certain circumstances by the Company to the Holders of detachable warrants (the "Warrants") for the purchase of common stock of the Company, par value [$____] per share (the "Common Stock"). The Warrants will be exercisable at [$____] per share of Common Stock, subject to adjustment. The shares of Common Stock purchasable upon the exercise of the Warrants are hereinafter referred to as the "Shares."

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   Definitions.
          -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Common Stock" has the meaning set forth in the Recitals.
           ------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

          "Exchange Agreement" has the meaning set forth in the Recitals.
           ------------------

          "Holder" means a Person other than the Company who executes this
           ------
Agreement on the signature pages hereto, including any Person executing this Agreement after the date hereof pursuant to Paragraph 13(a).

          "Indemnified Party" has the meaning set forth in Paragraph 8(c).
           -----------------

          "Indemnifying Party" has the meaning set forth in Paragraph 8(c).
           ------------------

          "Initiating Group" shall mean one or more holders of Registrable
           ----------------
Securities which represent in the aggregate a Majority of the Registrable Securities.

          "Majority of the Registrable Securities" shall mean a majority of the
           --------------------------------------
Registrable Securities which are outstanding [as of the date of this Agreement].

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

          "Registrable Securities" means (i) the Warrants; (ii) the Shares;
           ----------------------
(iii) the shares of Common Stock and other securities into which the Shares are convertible from time to time; (iv) the shares of Common Stock issued or issuable as dividends on the Shares; (v) any other security issued in exchange for any of the Shares; and (vi) any other securities deemed included in the term "Registrable Securities" pursuant to Paragraph 12 hereof, in each case until any such security ceases to be a Registrable Security in accordance with Paragraph 2(a) hereof.

          "Registration  Expenses" means all expenses incident to the Company's
           ----------------------
performance of or compliance with Paragraphs 3 and 4 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and the fees and expenses of counsel for the underwriter, costs of printing prospectuses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance).

          "Registration Statement" means any registration statement of the
           ----------------------
Company which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, and all materials incorporated by reference in, the Registration Statement.

          "SEC" means the United States Securities and Exchange Commission or
           ---
any similar agency then having the authority to enforce the Exchange Act or the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar or successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" means all fees and expenses of underwriters
           ----------------
including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities.

          "Selling Holders" has the meaning set forth in Paragraph 5(b).
           ---------------

          "Stockholder" means any holder of equity securities issued by the
           -----------
Company.

          "Shares" has the meaning set forth in the Recitals.
           ------

          "Warrants" has the meaning set forth in the Recitals.
           --------

     2.   Securities Subject to this Agreement.
          ------------------------------------

          (a) Registrable Securities. The securities entitled to the benefits of
              ----------------------
this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (i) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (iii) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act or any state "blue sky" or similar law then in effect; or (iv) the security has ceased to be outstanding.

          (b) Holders of Registrable Securities. This Agreement is for the
              ---------------------------------
benefit of any holder of Registrable Securities, irrespective of whether such holder is a signatory to this Agreement, provided the Registrable Securities were not acquired by the holder in a transaction which violated any of the restrictions on transfer contained in the Exchange Agreement.

     3.   Registration under the Securities Act:  Piggy-Back Registration.
          ---------------------------------------------------------------

          (a) Piggy-Back Registration. If at any time commencing one year after
              -----------------------
the date of this Agreement the Company for itself or for any of its security holders (other than the Holders) proposes to register under the Securities Act any shares of its capital stock or any other securities (other than any offerings registered under Form S-4 or Form S-8 or a comparable or successor form), then:

              (i) the Company in each case will notify in writing each Holder of its intention to effect such a registration at least 30 days prior to the proposed filing of Registration Statement in connection therewith; and

              (ii) the Company will offer each Holder the opportunity to include in such registration all or such lesser amount of Registrable Securities as each Holder may request. Upon the request of one or more Holders which in the aggregate own 20% or more of the outstanding Registrable Securities, given in writing within 20 days after receipt of the notice described under clause (i) above, the Company will use its reasonable best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by such Holder to be included in the Registration Statement; and

              (iii) if the registration of which the Company gives written notice under clause (i) above involves an underwriting, the Company shall use its reasonable best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit Holders to include their Registrable Securities in the underwriting on the same terms and conditions as similar terms of the Company included therein.

          (b) Limitations on Company's Obligations to Effect Additional Piggy-
              ---------------------------------------------------------------
Back Registration. The Company's obligation to effect a registration pursuant to
-----------------
Paragraph 3(a) above shall be limited as follows:

              (i) The Company shall not be obligated to include Registrable Securities in more than three Registration Statements pursuant to Paragraph 3(a) in which any Registrable Securities are included (excluding registrations in which the number of Registrable Securities requested to be included is reduced as a result of the operation of Paragraph 3(b)(ii) below) and thereafter, the Company shall have no obligation to include any Registrable Securities in any registration pursuant to this Paragraph 3.

              (ii) Notwithstanding the provisions of Paragraph 3(a)(iii) above, if and to the extent that the managing underwriter(s) are of the opinion that inclusion of the number of Registrable Securities held by Holders requesting inclusion in the Registration Statement would materially interfere with the underwriter's ability to effectuate the registration and sale of securities proposed to be offered and sold pursuant to the Registration Statement, the managing underwriter(s) shall select the permissible quantity of Registrable Securities to be sold by the Holders (which may be none) by reducing the total number of securities to be sold by the Company, the holders of securities other than Registrable Securities and the Holders on pro rata basis.
                                 --- ----

          (c) Underwritten Offer. If the registration of which the Company gives
              ------------------
written notice under Paragraph 3(a)(i) above involves an underwriting, the Company shall so advise in such written notice. In such event the right of any Holder to registration pursuant to Paragraph 3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other holders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw from the underwriting by prompt written notice to the Company and the underwriter.

     4.   Registration under Securities Act; Demand Registration.
          ------------------------------------------------------

          (a) Demand for Registration. Any Initiating Group may request in
              -----------------------
writing that the Company effect the registration under the Securities Act of Registrable Securities, in which case the Company will (i) within 30 days of such request, file with the SEC all documentation necessary to effect such registration and (ii) thereafter use its reasonable best efforts to effect such registration.

          (b) Limitations on Company's Obligation. The Company is obligated to
              -----------------------------------
effect two registrations pursuant to this Paragraph 4, unless the Company fails to effect the registration of all Registrable Securities for which registration is requested pursuant to this Paragraph 4 and have such registration declared or ordered effective (in which event, subject to the foregoing qualification, one further request may be made); and thereafter the Company shall have no obligation to include any Registrable Securities in any registration pursuant to this Paragraph 4.

          (c) Underwritten Offer. If an Initiating Group desires to distribute
              ------------------
Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Paragraph 4. The Initiating Group shall select an underwriter (which shall be reasonably acceptable to the Company) for such underwriting and shall together with the Company enter into an underwriting agreement in customary form with the underwriter.

     5.   Registration Obligations of the Company. In connection with the filing
          ---------------------------------------
of a Registration Statement pursuant to Paragraphs 3 or 4, the Company shall:

          (a) Use its reasonable best efforts to cause such Registration Statement to remain in effect until the earlier of (i) the completion of the distribution of the Registrable Securities included in the Registration Statement, or (ii) two years after the date on which the Registration Statement is declared effective;

          (b) Notify the holders whose Registrable Securities are included in such Registration Statement (the "Selling Holders") as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of such Registration Statement;

          (c) Notify the Selling Holders, promptly after the Company shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

          (d) Notify the Selling Holders promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

          (e) During the period in which the Company is obligated to use its reasonable best efforts to keep a Registration Statement effective pursuant to this Paragraph 5, prepare and promptly file with the SEC and promptly notify the Selling Holders of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in addition, during such period, prepare and file with the SEC, promptly upon the Selling Holders' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

          (f) Prepare, promptly upon request of the Selling Holders or any underwriters for the Selling Holders made during the period in which the Company is obligated to use its reasonable best efforts to keep a Registration Statement effective, such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

          (g) Advise the Selling Holders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issue of any stop order or obtain its withdrawal promptly if such stop order should be issued;

          (h) Use its reasonable best efforts to qualify as soon as reasonably practicable the Registrable Securities for sale under the securities or blue sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Holders; provided that the Company shall not
                                             --------
be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

          (i) Furnish the Selling Holders, as soon as available, copies of any Registration Statement and each preliminary or final prospectus. or supplement or amendment required to be prepared pursuant hereto, all in such quantities as the Selling Holders may from time to time reasonably request; and

          (j) Furnish each Selling Holder such opinions of counsel and accountants' "comfort" letters as it reasonably may request with respect to the registration of its Registrable Securities, the Registration Statement covering such Registrable Securities and the financial statements included therein.

     6.   Expenses. The Company will pay all Registration Expenses in connection
          --------
with registrations of Registrable Securities effected pursuant to Paragraphs 3 and 4. All Selling Expenses in connection with any registration effected pursuant to this Agreement shall be borne by the Company and the holders of the Registrable Securities so registered, pro rata on the basis of the number of
                                      --- ----
Shares included in the registration for the account of the Company and the number of Registrable Securities so registered by each such holder.

     7.   Access; Participation in Preparing Registration Statements. In
          ----------------------------------------------------------
connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters, or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     8.   Indemnification.
          ---------------

          (a) The Company will indemnify each Holder of the Registrable Securities requesting or joining in a registration, each Person who controls such holder within the meaning of Section 15 of the Securities Act, and each underwriter of the securities so registered and each Person who controls such underwriter, and their respective successors, against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which such holder or such other Person may become subject under the Securities Act or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each Person who controls such Holder within the meaning of Section 15 of the Securities Act and each such underwriter, and their respective successors, for any legal and any other expenses; reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be
                               --------  -------
required to indemnify any holder or underwriter or Person which controls any holder or underwriter for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon any written information provided by such holder or underwriter, respectively, for inclusion in the Registration Statement.

          (b) Each Holder requesting or joining in a registration will indemnify the Company against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof) to which the Company may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such holder requesting or joining in a registration specifically for use in the preparation thereof. Notwithstanding the foregoing, it is further agreed that this indemnity is limited to the proceeds received by such Selling Holder pursuant to the registration, and such selling holder will reimburse the Company for expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action to the extent, but only to the extent, of such Selling Holder's proceeds from the registration; provided, however, that the
                                                 --------  -------
Holders shall not be required to indemnify the Company for any cost, expense, demand, claim, loss, damage, liability, fine or penalties which arise out of or are based upon any written information provided by the Company.

          (c) Each party entitled to indemnification under this Paragraph 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party
                                 --------  -------
shall bear the expense of such defense of the Indemnified Party if (a) the Indemnifying Party has agreed in writing to pay such expenses, (b) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (c) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. In the event that the Indemnifying Party properly does not assume such defense, the Indemnifying Party shall not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Paragraph 8 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party.

     9.   Contribution.
          ------------

          (a) If the indemnification provided for in Paragraph 8 from the Indemnifying Party is unavailable to the Indemnified Party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Paragraph 8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Paragraph 9 were determined by pro
                                                                          ---
rata allocation or by any other method of allocation which does not take into
----
account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (c) If indemnification is available under Paragraph 8, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Paragraph 8 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Paragraph 9.

     10.  Hold-Back Agreements.
          --------------------

          (a) Restrictions on Public Sale by Holder of Registrable Securities.
              ---------------------------------------------------------------
To the extent consistent with applicable law, each holder of Registrable Securities whose Registrable Securities are included in a Registration Statement filed pursuant to Paragraph 3 or 4 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 under the Securities Act, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that no such restriction shall apply to sales of Registrable Securities made pursuant to that Registration Statement, which may be made at any time following the effective date of that Registration Statement.

          (b)  Restrictions on Public Sale by the Company and Others. The
               -----------------------------------------------------
Company shall not effect any public or nonpublic sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for any such securities or similar securities, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating or the commencement of a public distribution of Registrable Securities pursuant to any such Registration Statement (except (i) as part of such registration or pursuant to registrations on SEC Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

     11.  Rule 144 and Stock Exchange Listings.
          ------------------------------------

          So long as there are Registrable Securities outstanding:

          (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          (b) The Company will use its reasonable best efforts to avoid taking any action which would cause the Common Stock to cease to be eligible for inclusion in the National Association of Securities Dealers Automated Quotation System or for listing on any securities exchange on which it currently is or becomes listed.

     12.  Mergers, etc.
          -------------

     The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided that to the extent such
                                         --------
securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities."

     13.  Miscellaneous.
          -------------

          (a)  Transfer of Certain Rights. The rights granted to the Holders
               --------------------------
under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing nothing herein shall prohibit: (i) any Holder from transferring any of its rights under this Agreement to any wholly owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder; (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership; (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, or his or her spouse or other relatives; or (iv) any trustee of a trust which holds Registrable Securities from distributing such Registrable Securities to the beneficiaries of such trusts; provided that any such transferee under
                              --------
subparagraphs (i), (ii), (iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder, the transferee shall become a "Holder" for purposes of this Agreement and the Company shall add the name and address of the transferee to Schedule I (and, to the extent the transferor no longer holds Registrable Securities, shall delete the name and address of the transferor).

          (b)  Remedies. In the event of a breach by the Company of its
               --------
obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (c)  No Inconsistent Agreements. The Company shall not on or after the
               --------------------------
date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. To the extent the Company on or after the date of this Agreement grants any superior or more favorable rights or terms to any Person with respect to its securities, any such superior or more favorable rights or terms shall also be deemed to have been granted simultaneously to the holders of Registrable Securities. The Company has not previously entered into or become a party to nor is it bound by any agreement with respect to its securities granting any registration rights to any Person which is inconsistent with the rights granted hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

          (d)  Amendments and Waivers. The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of holders of at least a majority of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold by such holders; provided that the provisions
                                                   --------
of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e)  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing and shall be delivered by hand, next-day courier service, registered or certified first-class mail, return receipt requested, telex, telegram or telecopier: if to a Holder, at the address set forth opposite such Holder's name on the signature page hereto or such other address as may have been furnished to the Company in writing; if to the Company, at 2500 York Road, Jamison,

Pennsylvania 18929, and thereafter at such other address, notice of which is given in accordance with the provisions of this Paragraph 13(e).

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; one business day after sent if sent by courier service.

          (f)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

          (g)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i)  Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j)  Entire Agreement. This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holders. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k)  Attorneys' Fees. In any action or proceeding brought to enforce
               ---------------
any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover, and the court shall award, reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.



                              [THE COMPANY]



                              By:_______________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT E
                                                                       ---------


                     FORM OF NOTICE OF ELECTION TO CONVERT
                     -------------------------------------


To:  DVI, Inc.

     The undersigned holder of that certain 9 1/8% Convertible Subordinated Note, dated ______, 2001 (the "Note"), in the original principal amount of $ ________, made by DVI, Inc. in favor of the undersigned hereby (i) irrevocably exercises the option to convert the Note, or the portion thereof below designated, into shares of Common Stock (as defined in the Note Exchange Agreement, dated ____ __, 2001 (the "Agreement"), among DVI, Inc. and the other signatories to the Agreement) in accordance with the terms of the Note and the Agreement and (ii) directs that such shares of Common Stock issuable and deliverable upon the conversion, together with any payment for fractional shares and accrued but unpaid interest as provided in the Note and the Agreement and any Note(s) reissued representing any unconverted principal amount of the above described Note, be issued and delivered to the undersigned holder unless a different name or names has been indicated as provided below. If shares of Common Stock are to be issued with the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:  _________________                    __________________________________
                                             Signature(s) of holder

     If the stock certificate or certificates or re-issued Notes is or are to be issued in a name other than that of the holder which appears above, a written assignment must be completed a copy of which must be delivered to DVI, Inc., and the names, addresses and social security numbers or other taxpayer identifying numbers of the new holders shall be provided to DVI, Inc. in writing together with this notice.

Principal Amount of Note to be Converted
(if less than 100%): ___________________________

                                                                       EXHIBIT F
                                                                       ---------

                            AFFIDAVIT OF LOST NOTE


          ______________, the undersigned, being duly sworn, deposes and says as follows:



          1. That a 9 1/8 % Convertible Subordinated Note dated __________, 1994 (the "Note"), made by DVI, Inc., a Delaware corporation (the "Obligor"), was originally issued to the undersigned;

          2.   That the undersigned is the current holder of the Note;

          3. That the Note has been lost or destroyed; that the undersigned has made a diligent search for the Note and has been unable to locate it;

          4. That the undersigned has not sold, assigned, pledged, transferred, endorsed, deposited under or signed any power of attorney or other authorization with respect to the Note that is now outstanding and in force, or otherwise disposed of the Note;

          5. That the undersigned will promptly deliver the Note to the Obligor for cancellation if the Note is found; and

          6. That the undersigned agrees to indemnify and hold the Obligor free and harmless from all liability, loss, expense, cost or fee of any nature whatsoever incurred by the Obligor or its successors or affiliates, which relates to, or arises out of or in connection with any claim by any person with possession of the Note that such person has any interest in the Note.

          The undersigned hereby declares under penalty of perjury that the above is true and correct to the best of the undersigned's knowledge.

          Executed this         day of                 2001.




                              By: __________________________________
                                  Name:
                                  Title:


Sworn to before me this
_______ day of ________ 2001



______________________________
Notary Public


[SEAL]

                                   EXHIBIT G


             FORM OF OPINION OF CLIFFORD CHANCE ROGERS & WELLS LLP


                                                                  _______,  2001


To the Persons and Entities Listed
on Exhibit A hereto


          Re:  DVI, Inc. -- 9-1/8% Subordinated Convertible
               Notes Due 2004
               ---------------------------------------------

Ladies and Gentlemen:

          We have acted as counsel to DVI, Inc., a Delaware corporation (the "Company"), in connection with the issuance to the persons and entities listed on Exhibit A hereto (the "Noteholders") of up to $13,750,000 aggregate principal amount of the Company's 9-1/8% Convertible Subordinated Notes due 2004 (the "Notes") in exchange for up to $13,750,000 aggregate principal amount of the Company's outstanding 9-1/8% Convertible Subordinated Notes due 2002 pursuant to a Note Exchange Agreement dated as of _______, 2001 (the "Note Exchange Agreement"), among the Company and the Noteholders. Capitalized terms used in this letter and which are not defined have the meanings ascribed to them in the Note Exchange Agreement.

          In rendering the opinions expressed below, we have examined the forms of the Note Exchange Agreement (and the exhibits thereto), the Registration Rights Agreement dated as of _______, 2001 (the "Registration Rights Agreement"), among the Noteholders and the Company, and the Notes. In addition, we have examined originals or copies of such other documents, corporate records, certificates and letters of public officials and such other instruments as we have deemed necessary, including the certificate of incorporation, as amended, and the by-laws of the Company and each of the Subsidiaries and the corporate proceedings of the Company relating to the authorization, execution and delivery of the Note Exchange Agreement, the Registration Rights Agreement and the Notes. In examining all such documents, we have assumed the genuineness of all signatures (other than those of the Company), the authenticity of all documents purporting to be originals, and the conformity to the respective originals of all documents purporting to be copies.

          Based on the foregoing, and on such examination of law as we have deemed necessary, we are of the opinion that:

     1. The Company is an existing corporation in good standing under the laws the State of Delaware, with full corporate power and authority to own its properties and conduct its business.

     2. The Company has the corporate power and authority to enter into and perform the Note Exchange Agreement and the Registration Rights Agreement and to issue and deliver the Notes to the Noteholders. The execution, delivery and performance of the Note Exchange

          Agreement, including the issuance and delivery of the Notes, and the Registration Rights Agreement have been duly authorized by all requisite corporate action on the part of the Company.

     3. Each of the Note Exchange Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company. Each of the Registration Rights Agreement and, assuming for purposes of the opinion expressed in this paragraph 3 that Illinois law and New York law are the same (as to which we have made no investigation), the Note Exchange Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or similar laws affecting creditors' rights generally, including, without limitation, applicable fraudulent transfer laws, and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether the enforceability of such rights or the availability of such remedies is considered in a proceeding in equity or at law). In addition, certain provisions of the Note Exchange Agreement and the Registration Rights Agreement are or may be unenforceable in whole or in part, under applicable law, but the inclusion of such provisions in the Registration Rights Agreement and the Note Exchange Agreement does not affect the validity of such agreements, each as a whole, and there exist legally adequate remedies for the practical realization of the principal benefits afforded thereby. We express no opinion, however, as to the enforceability of those provisions of the Registration Rights Agreement that provide for indemnification against or contribution for liabilities under federal or state securities laws. The Notes have been duly authorized and, assuming that Illinois law and New York law are the same (as to which we have made no investigation), when executed and delivered to the Noteholders as provided in the Note Exchange Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or similar laws affecting creditors' rights generally, including, without limitation, applicable fraudulent transfer laws, and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether the enforceability of such rights or the availability of such remedies is considered in a proceeding in equity or at law).

     4. Except as set forth in Schedule 2.4 to the Note Exchange Agreement, none of the execution and delivery of the Note Exchange Agreement, the Registration Rights Agreement or the Notes, the consummation of any of the transactions contemplated thereby or compliance with the terms and provisions thereof conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation, by-laws, or other organizational documents (each as amended through the date hereof) of the Company.

     5. The shares of Common Stock issuable upon conversion of the Notes have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion in accordance with the provisions of the Note Exchange Agreement, will be validly issued, fully paid and nonassessable and free from preemptive rights.

     6. The offering and issuance of the Notes as contemplated under the Note Exchange Agreement is exempt from registration under the Securities Act, and the Note Exchange Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

          In rendering the opinions set forth above, we have relied, as to matters of fact, on certificates of responsible officers of the Company.

          The opinions set forth herein relate only to the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and this opinion does not address the securities laws or blue sky laws of any state.

          This letter is furnished by us as special counsel to the Company to you as Noteholders under the Note Exchange Agreement and is solely for your benefit.

Very truly yours,

                                   EXHIBIT A

Hannah S. and Samuel A. Cohn Memorial Foundation
Canadian Imperial Bank of Commerce
     Trust Company, as Trustee of Settlement T-
     1740 Trusts #14, #27, #28, #29, #30, #31, #32, #33, #34,
     #35 and #36
Luckman Family Ventures
Delbert Coleman
Edward A. Newman, M.D.
Herbert J. Siegel
Gerald L. Cohn Revocable Trust
Brenda McHugh
Sandy Jordan
Richard Weiss and Gail Weiss, Jtwros
Robert Luckman
S.L.K. Retirement Trust
Sidney Luckman Revocable Trust
William C. Bartholomay
Granite Capital, L.P.
Yehuda Ben-Arieh Residuary Trust